UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

COMMSCOPE HOLDING COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMSCOPE®

Proxy Statement 2016

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COMMSCOPE®
Proxy Statement
2016
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Innovation | Solutions | Scale

March 17, 2016

Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of CommScope Holding Company, Inc., a Delaware corporation (the “Company”), to be held on Friday, May 6, 2016 at 1:30 p.m., local time, at JPMorgan Chase & Co., 270 Park Avenue – 2nd Floor Conference Center, New York, NY 10017.

At the Annual Meeting we will review the Company’s activities in 2015, as well as the outlook for 2016. Details of the business to be conducted and the matters to be considered at the Annual Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

You will also find information regarding the matters to be voted on in the attached Notice of Annual Meeting and Proxy Statement. We are sending our stockholders a notice regarding the availability of this Proxy Statement, our 2015 Annual Report to Stockholders and other proxy materials via the Internet. This electronic process gives you fast, convenient access to the materials, reduces the impact on the environment and reduces our printing and mailing costs. You may request a paper copy of these materials using one of the methods described in the materials.

Whether or not you attend in person, it is important that your shares be represented and voted at the meeting. I urge you to sign, date and return the enclosed proxy card, or vote via the Internet or by telephone as directed on the proxy card, at your earliest convenience. You are, of course, welcome to attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted over the Internet or by telephone.

Sincerely,

Marvin S. Edwards, Jr.

President and Chief Executive Officer

COMMSCOPE HOLDING COMPANY, INC.

1100 CommScope Place, SE

Hickory, North Carolina 28602

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	1:30 p.m. E.D.T. on Friday, May 6, 2016

Place:	JPMorgan Chase & Co.

270 Park Avenue, 2nd Floor Conference Center

New York, NY 10017

Who Can Vote:	Only holders of our common stock at the close of business on March 10, 2016 will be entitled to receive notice of, and to vote at, the Annual Meeting.

Annual Report:	Our 2015 Annual Report to Stockholders accompanies but is not part of these proxy materials.

Proxy Voting:	Your Vote is Important. Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card or voting instruction form will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option. You may revoke your proxy at any time before it is voted by delivering to the Company a subsequently executed proxy or a written notice of revocation or by voting in person at the Annual Meeting.

Items of Business:	•	To elect four Class III directors for terms ending at the 2019 Annual Meeting of Stockholders;

•	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers;

•	To approve limits on non-employee director compensation and material terms of the performance goals included in the CommScope Holding Company, Inc. Amended And Restated 2013 Long-Term Incentive Plan;

•	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016; and

•	To transact any other business that may properly come before the Annual Meeting.

Date of Mailing:	A Notice of Internet Availability of Proxy Materials or this Proxy Statement are first being mailed to stockholders on or about March 17, 2016.

BY ORDER OF THE BOARD OF DIRECTORS,

Sincerely,

Frank B. Wyatt, II

Secretary

March 17, 2016

TABLE OF CONTENTS

Page
PROXY SUMMARY	1

PROXY STATEMENT	5

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	5
Why did I receive a Notice of Internet Availability of Proxy Materials?	5
Who is entitled to vote at the Annual Meeting?	5
What will I be voting on at the Annual Meeting and how does the Board recommend that I vote?	5
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	6
How do I vote?	6
What does it mean if I receive more than one Notice, proxy card or voting instruction form?	7
May I change my vote after I have submitted a proxy?	7
Who will serve as the proxy tabulator and inspector of election?	7
What vote is required to approve each proposal?	8
Who is paying for the cost of this proxy solicitation?	9
What do I need to do to attend the meeting in person?	9
Is there a list of stockholders entitled to vote at the Annual Meeting?	9
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?	9
Could other matters be decided at the Annual Meeting?	10

CORPORATE GOVERNANCE MATTERS AND COMMITTEES OF THE BOARD OF DIRECTORS	11
Controlled Company	11
Policies on Corporate Governance	11
Board Leadership Structure	11
Board Role in Risk Oversight	12
Director Independence	12
Nominations for Directors	12
Director Qualifications	13
Board Composition	13
Stockholder Communications with Board of Directors	14
Board Meetings, Attendance and Executive Sessions	14
Board Committees	15
Compensation Committee Interlocks and Insider Participation	16

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	17
Second Amended and Restated Stockholders Agreement	18

i	2016 Proxy Statement

PROXY SUMMARY

We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and CommScope 2015 Annual Report before you vote.

2016 Annual Meeting of Stockholders

Time and Date:	1:30 p.m., Eastern Daylight Time, on Friday, May 6, 2016

Place:	JPMorgan Chase & Co., 270 Park Avenue – 2nd Floor Conference Center, New York, NY 10017

Who Can Vote:	Only holders of our common stock at the close of business on March 10, 2016 will be entitled to receive notice of, and to vote at, the Annual Meeting.

Record Date:	March 10, 2016

Proxy Voting:	Your Vote is Important. Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone, or, if you request printed copies of the proxy materials by mail, by signing, dating and returning the proxy card or voting instruction form will save the expenses and extra work of additional solicitation. If you request printed copies of the proxy materials by mail and wish to vote by mail, we provide an envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option. You may revoke your proxy at any time before it is voted by delivering to the Company a subsequently executed proxy or a written notice of revocation or by voting in person at the Annual Meeting.

Admission:	You are, of course, welcome to attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted over the Internet or by telephone.

Date of Mailing:	A Notice of Internet Availability of Proxy Materials or this Proxy Statement are first being mailed to stockholders on or about March 17, 2016.

How to Cast Your Vote

Your vote is important! Please cast your vote and play a part in the future of CommScope.

Stockholders of record, who hold shares registered in their names, can vote by:

Internet at www.voteproxy.com	calling 1-800-PROXIES toll-free from the U.S. or Canada	mail return the signed proxy card

The deadline for voting online or by telephone is 11:59 p.m. EDT on May 5, 2016. If you vote by mail, your proxy card must be received before the annual meeting.

Beneficial owners, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the Internet, provided by the bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all your shares.

If you are a stockholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote in person at the annual meeting. Even if you plan to attend our annual meeting in person, please cast your vote as soon as possible.

See the “Questions and Answers About the Meeting and Voting” section beginning on page 5 for more details.

2016 Proxy Statement	1

PROXY SUMMARY

Voting Matters and Board Recommendations

Voting Matters		Board’s Recommendation	Page Reference (for more detail)
Item 1.	To elect four Class III directors for terms ending at the 2019 Annual Meeting of Stockholders	✓ FOR Each Nominee	23
Item 2.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers	✓ FOR	30
Item 3.	To approve limits on non-employee director compensation and material terms of the performance goals included in the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan	✓ FOR	31
Item 4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016	✓ FOR	42

Board Nominees (page 23)

CommScope’s Board of Directors currently has 10 members, divided into three classes with staggered three-year terms. The following table provides summary information about each director nominee standing for re-election to the Board of Directors for terms ending at the 2019 Annual Meeting of Stockholders.

Name	Age	Director Since	Professional Background	Independent	Committee Memberships	Public Company Boards
Austin A. Adams	72	2014	Executive Vice President and Corporate CIO, JP Morgan Chase; Executive Vice President and CIO, Bank One; and CIO, Wells Fargo & Co.	Yes	Audit	Spectra Energy, Inc. and First Niagara Financial Group, Inc.
Marvin (Eddie) S. Edwards, Jr.	67	2011	President and CEO, CommScope; Executive Vice President of Business Development and General Manager, Wireless Network Solutions, CommScope; and Director, President and CEO of OFS Fitel, LLC and OFS Brightwave, LLC	No	—	—
Claudius (Bud) E. Watts IV	54	2011	Managing Director, The Carlyle Group; and Managing Director, First Union Securities, Inc.; Principal, Bowles Hollowell Conner & Co.	Yes	Nominating (Chair) and Compensation (Chair)	Carolina Financial Corporation
Timothy T. Yates	68	2014	CEO and Director, Monster Worldwide, Inc.; Executive Vice President, Monster Worldwide, Inc., SVP, CFO, Director, Symbol Technologies, Inc.; Partner and CFO, Saguenay Capital; Founding Partner, Cove Harbor Partners; and Chief Financial and Administrative Officer, Bankers Trust New York Corporation	Yes	Audit (Chair)	Monster Worldwide, Inc.

2	2016 Proxy Statement

PROXY SUMMARY

Corporate Governance Highlights (page 11)

The Company is committed to good corporate governance, which we believe is important to the success of our business and in advancing stockholder interests. Our corporate governance practices are described in greater detail in the “Corporate Governance Matters and Committees of the Board of Directors” section. Highlights include:

•	8 out of 10 Board members are independent
•	separate individuals serving as Chairman of the Board of Directors and CEO
•	independent Audit, Compensation and Nominating Committees
•	risk oversight by full Board and committees
•	regular Board and committee self-evaluations
•	active stockholder engagement
•	policies prohibiting margin accounts and pledging

Executive Compensation Highlights (page 46)

The principal objectives of our compensation program with respect to executives are to:

•	provide compensation opportunities that enable us to attract superior talent in a highly competitive industry;
•	retain key employees and reward outstanding achievement;
•	foster management’s performance in order to produce financial results that our Compensation Committee believes will enhance the long-term interests of our stockholders; and
•	align management’s interests with those of our stockholders and encourage executives to have equity stakes in our Company.

At-risk compensation varies based on company performance and/or changes in our stock price.

2016 Proxy Statement	3

PROXY SUMMARY

Compensation Discussion and Analysis Highlights (page 46) The primary elements of our executive compensation program are summarized in the following table:
Compensation Element	Purpose
Base Salary	Recognize performance of job responsibilities and attract and retain individuals with superior talent.
Annual Incentive Plan Awards	Provide major short-term incentives linked directly to increases in recognized financial measures.
Equity Awards	Emphasize our Company’s long-term performance objectives, promote the maximization of stockholder value and retain key executives by providing an opportunity to participate in the ownership of our Company.
Severance and Change in Control Benefits	Encourage key executives’ continued attention and dedication and focus their attention on Company objectives and stockholder value when considering strategic alternatives.
Supplemental Executive Retirement Plan and Deferred Compensation Plan	Provide an opportunity for savings and long-term financial security.
Employee Benefits and Perquisites	Attract and retain talented executives in a cost-efficient manner.

4	2016 Proxy Statement

PROXY STATEMENT

Annual Meeting of Stockholders

May 6, 2016

This proxy statement and accompanying proxy (the “Proxy Statement”) are being furnished to the stockholders of CommScope Holding Company, Inc., a Delaware corporation (the “Company” or “CommScope”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board” or the “Board of Directors”) for use at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of 2016 Annual Meeting of Stockholders. The Annual Meeting will be held on May 6, 2016 at 1:30 p.m., local time, at JPMorgan Chase & Co., 270 Park Avenue—2nd Floor Conference Center, New York, NY 10017.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive a Notice of Internet Availability of Proxy Materials?

You are receiving this Proxy Statement because you owned shares of CommScope common stock at the close of business on March 10, 2016 (the “Record Date”), and that entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting.

We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about March 17, 2016, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. The Notice contains instructions about how to access our proxy materials and vote via the Internet. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock outstanding at the close of business on the Record Date are entitled to vote their shares at the Annual Meeting. As of the Record Date, 191,790,666 shares of our common stock were issued and outstanding. Each share of our common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

The presence at the Annual Meeting in person or by proxy of the holders of record of a majority in voting power of the shares entitled to vote at the Annual Meeting, or 95,895,334 shares, will constitute a quorum for the transaction of business at the Annual Meeting.

What will I be voting on at the Annual Meeting and how does the Board recommend that I vote?

There are four proposals that stockholders will vote on at the Annual Meeting:

•	Proposal No. 1—Election of four Class III directors to serve until the 2019 Annual Meeting of Stockholders;

•	Proposal No. 2—Advisory vote to approve the compensation paid to our named executive officers;

2016 Proxy Statement	5

PROXY STATEMENT

•	Proposal No. 3—Approval of limits on non-employee director compensation and material terms of the performance goals included in the CommScope Holding Company, Inc. Amended And Restated 2013 Long-Term Incentive Plan;

•	Proposal No. 4—Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016.

The Board recommends that you vote:

•	Proposal No. 1—FOR the election of each of the four nominees to the Board;

•	Proposal No. 2—FOR the advisory vote to approve the compensation paid to our named executive officers;

•	Proposal No. 3—FOR the approval of limits on non-employee director compensation and material terms of the performance goals included in the CommScope Holding Company, Inc. Amended And Restated 2013 Long-Term Incentive Plan;

•	Proposal No. 4—FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016.

Mark A. Olson and Frank B. Wyatt, II, two of our executive officers, have been selected by our Board to serve as proxy holders for the Annual Meeting. All shares of our common stock represented by properly delivered proxies received in time for the Annual Meeting will be voted at the Annual Meeting by the proxy holders in the manner specified in the proxy by the stockholder. If you sign and return a proxy card without indicating how you want your shares to be voted, the persons named as proxies will vote your shares in accordance with the recommendations of the Board.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.” The Notice has been or will be sent directly to you.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares held in street name. The Notice has been or will be sent to you by your broker, bank or other holder of record who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote the shares in your account.

How do I vote?

Stockholder of Record. If you are a stockholder of record, you may vote by using any of the following methods:

•	Through the Internet. You may vote by proxy through the Internet by following the instructions on the Notice or the instructions on the proxy card if you request printed copies of the proxy materials by mail.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free telephone number shown on the proxy card and following the recorded instructions.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by completing, signing and dating the proxy card and sending it back to the Company in the envelope provided.

6	2016 Proxy Statement

PROXY STATEMENT

•	In Person at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person. We encourage you, however, to vote through the Internet, by telephone or by mailing us your proxy card even if you plan to attend the Annual Meeting so that your shares will be voted in the event you later decide not to attend the Annual Meeting.

Beneficial Owners. If you are a beneficial owner of shares, you may vote by using any of the following methods:

•	Through the Internet. You may vote by proxy through the Internet by following the instructions provided in the Notice and the voting instruction form provided by your broker, bank or other holder of record.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form and following the recorded instructions.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by completing, signing and dating the voting instruction form and sending it back to the record holder in the envelope provided.

•	In Person at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other holder of record and present it at the Annual Meeting. Please contact that organization for instructions regarding obtaining a legal proxy.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

If you received more than one Notice, proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each Notice, proxy card and voting instruction form to ensure that all of your shares are voted.

May I change my vote after I have submitted a proxy?

If you are a stockholder of record, you have the power to revoke your proxy at any time by:

•	delivering to our Corporate Secretary an instrument revoking the proxy;

•	delivering a new proxy in writing, through the Internet or by telephone, dated after the date of the proxy being revoked; or

•	attending the Annual Meeting and voting in person (attendance without casting a ballot will not, by itself, constitute revocation of a proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. You may also revoke your previous voting instructions by voting in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or other holder of record and present it at the Annual Meeting.

Who will serve as the proxy tabulator and inspector of election?

A representative from American Stock Transfer & Trust Company, LLC, will serve as the independent inspector of election and will tabulate votes cast by proxy or in person at the Annual Meeting. We will report the results in a Form 8-K filed with the Securities and Exchange Commission (the “Commission”) within four business days of the Annual Meeting.

2016 Proxy Statement	7

PROXY STATEMENT

What vote is required to approve each proposal?

The shares of a stockholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting to determine whether a quorum is present.

If you are a beneficial owner of shares and do not provide the record holder of your shares with specific voting instructions, your record holder may vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016 (Proposal No. 4). However, your record holder cannot vote your shares without specific instructions on the election of directors (Proposal No. 1), the advisory vote on the compensation paid to our named executive officers (Proposal No. 2) or the approval of limits on non-employee director compensation and material terms of the performance goals included in the CommScope Holding Company, Inc. Amended And Restated 2013 Long-Term Incentive Plan (Proposal No. 3). If your record holder does not receive instructions from you on how to vote your shares on Proposals 1, 2 or 3, your record holder will inform the inspector of election that it does not have the authority to vote on that proposal with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be counted as present for purposes of determining whether a quorum is present, but they will not be counted in determining the outcome of the vote.

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and broker non-votes.

Proposal	Vote Required	Impact of Abstentions and Broker Non-Votes, if any
No. 1—Election of directors	Directors will be elected by a plurality of the votes cast, meaning the directors receiving the largest number of “for” votes will be elected.	Abstentions and broker non- votes will not affect the outcome of the vote.
No. 2—Advisory vote to approve compensation paid to our named executive officers	Approval by a majority of the voting shares entitled to vote and represented in person or by proxy.	Abstentions will count as votes against the proposal; broker non- votes will not affect the outcome of the vote.
No. 3—Approval of limits on non-employee director compensation and material terms of the performance goals included in the CommScope Holding Company, Inc. Amended And Restated 2013 Long-Term Incentive Plan	Approval by a majority of the voting shares entitled to vote and represented in person or by proxy.	Abstentions will count as votes against the proposal; broker non- votes will not affect the outcome of the vote.
No. 4—Ratification of appointment of independent registered public accounting firm	Approval by a majority of the voting shares entitled to vote and represented in person or by proxy.	Abstentions will count as votes against the proposal.

8	2016 Proxy Statement

PROXY STATEMENT

Who is paying for the cost of this proxy solicitation?

Our Board is soliciting the proxy accompanying this Proxy Statement. We will pay all proxy solicitation costs. Proxies may be solicited by our officers, directors, and employees, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. We will pay brokers, banks, and certain other holders of record holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, for the expense of forwarding solicitation materials to the beneficial owners. The Company has retained Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902, to assist in the solicitation of proxies from stockholders. Morrow & Co., LLC will receive a solicitation fee of approximately $6,500, plus reimbursement of certain out-of-pocket expenses.

What do I need to do to attend the meeting in person?

In order to be admitted to the Annual Meeting, you must present proof of ownership of CommScope stock as of the close of business on the Record Date. This can be:

•	a brokerage statement or letter from a bank or broker that is a record holder indicating your ownership of CommScope stock as of the close of business on March 10, 2016;

•	the Notice of Internet Availability of Proxy Materials;

•	a printout of the proxy distribution email (if you received your materials electronically);

•	a proxy card;

•	a voting instruction form; or

•	a legal proxy provided by your broker, bank or nominee.

Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership. Stockholders and proxy holders must also present a form of photo identification such as a driver’s license. We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures.

Is there a list of stockholders entitled to vote at the Annual Meeting?

A list of stockholders entitled to vote at the Annual Meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 8:00 a.m. and 4:00 p.m. Eastern Time, at our offices at 1100 CommScope Place, SE, Hickory, North Carolina 28602. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

To reduce costs and reduce the environmental impact of our Annual Meeting, we have adopted a procedure approved by the Commission called “householding.” Under this procedure, stockholders of record who have the same address and last name and who do not participate in electronic delivery of proxy materials will receive only a single copy of our Proxy Statement and 2015 Annual Report, unless we have received contrary instructions from such stockholder. Stockholders who participate in householding will continue to receive separate proxy cards and Notices.

2016 Proxy Statement	9

PROXY STATEMENT

We will promptly deliver, upon written or oral request, individual copies of the proxy materials to any stockholder that received a householded mailing. If you are a stockholder of record and would like an additional copy of the Proxy Statement or 2015 Annual Report, please contact our Corporate Secretary by mail at 1100 CommScope Place, SE, Hickory, North Carolina 28602 or by phone at (828) 324-2200. If you are a beneficial owner, you may contact the broker or bank where you hold the account.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Proxy Statement and Annual Report, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, American Stock Transfer & Trust Company, LLC, at 6201 15th Avenue, Brooklyn, NY 11219 or by phone at (800) 937-5449.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, our Board is not aware of any matters, other than those described in this Proxy Statement, which are to be voted on at the Annual Meeting. If any other matters are properly raised at the Annual Meeting, however, the persons named as proxy holders intend to vote the shares represented by your proxy in accordance with their judgment on such matters.

10	2016 Proxy Statement

CORPORATE GOVERNANCE MATTERS AND COMMITTEES

OF THE BOARD OF DIRECTORS

CONTROLLED COMPANY

We are no longer a “controlled company” for purposes of the rules of Nasdaq. Controlled companies under those rules are companies of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. On January 14, 2011, CommScope Holding Company, Inc., an affiliate of the Carlyle Group, or “Carlyle,” acquired the equity of CommScope, Inc. (the “Carlyle Acquisition”). In 2014 and 2015, Carlyle conducted secondary offerings of our Common Stock, which resulted in Carlyle owning less than 50% of our outstanding common stock and the loss of our controlled company status. As of the date of this Proxy Statement, Carlyle continues to own approximately 32% of our outstanding common stock.

While we were a controlled company, we took advantage of certain exemptions from corporate governance requirements provided in the rules of Nasdaq. Specifically, as a controlled company, we were not required to have (i) a majority of independent directors, (ii) a compensation committee composed entirely of independent directors or (iii) our director nominees selected, or recommended for selection by the Board of Directors, either by (a) independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate or (b) a nomination committee comprised solely of independent directors. Pursuant to Nasdaq rules, we were able to take advantage of certain transition periods to meet the requirements for non-controlled companies. We are now in compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the Nasdaq rules for non-controlled companies.

POLICIES ON CORPORATE GOVERNANCE

Our Board believes that good corporate governance is important to ensure our business is managed for the long-term benefit of our stockholders. We have adopted a Code of Conduct that applies to all of our directors, executive officers and senior financial and accounting officers. We have also adopted a Code of Ethics and Business Conduct that applies to all of our employees. We have also adopted Corporate Governance Guidelines. Current versions of the Code of Conduct, the Code of Ethics and Business Conduct and the Corporate Governance Guidelines, are available on our website at www.commscope.com and will also be provided upon request to any person without charge. Requests should be made in writing to our Corporate Secretary at CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, NC 28602, or by phone at (828) 324-2200. In the event of any amendment or waiver of our Code of Conduct or Code of Ethics and Business Conduct applicable to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, such amendment or waiver will be posted on our website.

BOARD LEADERSHIP STRUCTURE

The Company currently has separate individuals serving in the positions of Chairman of the Board and Chief Executive Officer. The Board of Directors does not have a set policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board regularly evaluates whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee of the Company. The Board believes these issues should be considered as part of the Board’s broader oversight and succession planning process.

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BOARD ROLE IN RISK OVERSIGHT

While risk management is primarily the responsibility of our management, the Board provides overall risk oversight focusing on the most significant risks facing us. The Board oversees the risk management processes that have been designed and are implemented by our executives to determine whether those processes are functioning as intended and are consistent with our business and strategy. The Board executes its oversight responsibility for risk management directly and through its committees. The Board’s role in risk oversight has not affected its leadership structure.

The Audit Committee is specifically tasked with reviewing with management, the independent auditors and our legal counsel, as appropriate, our compliance with legal and regulatory requirements and any related compliance policies and programs. The Audit Committee is also tasked with reviewing our financial and risk management policies. Members of our management who have responsibility for designing and implementing our risk management processes regularly meet with the Audit Committee. The Board’s other committees oversee risks associated with their respective areas of responsibility.

The full Board considers specific risk topics, including risk-related issues pertaining to laws and regulations enforced by the United States and foreign government regulators and risks associated with our business plan and capital structure. In addition, the Board receives reports from members of our management that include discussions of the risks and exposures involved with their respective areas of responsibility, and the Board is routinely informed of developments that could affect our risk profile or other aspects of our business.

DIRECTOR INDEPENDENCE

Our Corporate Governance Guidelines, which are available on our website as described above, require that the Board be comprised of a majority of directors who qualify as independent directors under applicable Nasdaq rules. The Board has determined that each of our non-employee directors, Austin A. Adams, Campbell R. Dyer, Stephen C. Gray, L. William Krause, Joanne M. Maguire, Thomas J. Manning, Claudius E. Watts IV and Timothy T. Yates, is independent under applicable Nasdaq rules. The Board has determined that each of Marvin S. Edwards, Jr. and Frank M. Drendel is not independent. In making its independence determinations, the Board considered the relationship between our Company and Carlyle, as Carlyle owns approximately 32% of our outstanding common stock. Specifically, the Board considered the fact that (i) Messrs. Adams, Dyer, Gray, Krause, Manning, Watts and Yates serve on our Board having been previously designated by Carlyle pursuant to the terms of the amended and restated stockholders agreement, (ii) Messrs. Dyer and Watts serve as Managing Directors of Carlyle, (iii) Mr. Krause serves as Senior Advisor to Carlyle, and (iv) we paid a termination fee of approximately $20.2 million to Carlyle in 2013 to terminate the management agreement we entered into with Carlyle in 2011 (which termination fee was below the thresholds set forth under the Nasdaq listing rules which might otherwise preclude finding a director independent). The Board considered these matters and the other relationships with these directors and the Company and Carlyle and the Board determined that none of such directors have a relationship which, in the opinion of the Board, would interfere with the exercise of such director’s independent judgment in carrying out the responsibilities as a director or otherwise impair such director’s independence.

NOMINATIONS FOR DIRECTORS

Subject to our second amended and restated stockholders agreement, the Nominating Committee will consider director nominees recommended by stockholders. For more information regarding our second amended and restated stockholders agreement, see below under the heading “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.” A stockholder

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who wishes to recommend a director candidate for consideration by the Nominating Committee should send such recommendation to our Corporate Secretary at CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, NC 28602, who will then forward it to the committee. Any such recommendation should include a description of the candidate’s qualifications for board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the stockholder and the candidate for more information. A stockholder who wishes to nominate an individual as a candidate for election, rather than recommend the individual to the Nominating Committee as a nominee, must comply with the advance notice requirements set forth in our Bylaws. See “Stockholder Proposals for the Company’s 2017 Annual Meeting” for more information on these procedures.

The Nominating Committee will consider and evaluate persons recommended by the stockholders in the same manner as it considers and evaluates other potential directors. However, as described in more detail below, pursuant to our second amended and restated stockholders agreement, Messrs. Drendel and Edwards have the right to be nominated for two board positions. See “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.”

DIRECTOR QUALIFICATIONS

Subject to our second amended and restated stockholders agreement, the Nominating Committee is responsible for reviewing the qualifications of potential director candidates and recommending to the Board of Directors those candidates to be nominated for election to the Board of Directors. For more information regarding our second amended and restated stockholders agreement, see below under the heading “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.” In reviewing such candidates, our Corporate Governance Guidelines, which are available on our website as described above, set forth criteria that the Nominating Committee must consider when evaluating a director candidate for membership on the Board of Directors. These criteria are as follows: (i) reputation for integrity, honesty and adherence to high ethical standards; (ii) demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and a willingness to contribute positively to the decision-making process; (iii) commitment to understand us and our industry and to regularly attend and participate in meetings of the Board of Directors and its committees; and (iv) ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, clients, governmental units, creditors and the general public, and to act in the interests of all stockholders. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee. Our Corporate Governance Guidelines also require the Nominating Committee to consider the mix of backgrounds and qualifications of the directors in order to assure that the Board of Directors has the necessary experience, knowledge and abilities to perform its responsibilities effectively and to consider the value of diversity on the Board of Directors. While diversity and variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen or excluded solely or largely because of race, religion, national origin, gender, sexual orientation or disability.

BOARD COMPOSITION

Our Board of Directors currently consists of ten members. Frank M. Drendel is our Chairman of the Board of Directors.

The number of members on our Board of Directors may be modified from time to time exclusively by resolution of our Board of Directors, subject to the terms of our second amended and restated stockholders agreement. Our Board is divided into three classes whose members serve three-year

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terms expiring in successive years. Directors hold office until their successors have been duly elected and qualified or until the earlier of their respective death, resignation or removal.

At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following such election. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

In connection with the Carlyle Acquisition, we entered into a stockholders agreement with Carlyle and members of management who held common stock. Upon the effectiveness of the registration statement that was filed in connection with our initial public offering (“IPO”), the stockholders agreement was amended and restated. The stockholders agreement was subsequently amended and restated as of November 12, 2015 (the “second amended and restated stockholders agreement”). See “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.” Pursuant to the amended and restated stockholders agreement in effect prior to November 12, 2015, Carlyle had the right to designate nine of our eleven directors. Additionally, Mr. Drendel would also be a director, and serve as the non-executive chairman of the Board, for so long as he is employed by us pursuant to his employment agreement. See “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more information regarding the employment agreement we have entered into with Mr. Drendel. The final director would be our senior ranking executive officer, who, for so long as he serves as our chief executive officer, will be Mr. Edwards. Prior to November 12, 2015, Carlyle had designated all nine director positions which it was entitled to designate under the amended and restated stockholders agreement. On November 12, 2015, we entered into the second amended and restated stockholders agreement with Carlyle and the other parties thereto to eliminate the right of Carlyle to designate any members for election to the Board of Directors. Messrs. Adams, Dyer, Gray, Krause, Manning, Watts and Yates were previously designated by Carlyle.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy their oversight responsibilities effectively in light of our business and structure, the Board of Directors focused primarily on each person’s background and experience as reflected in the information discussed in each of the director’s individual biographies set forth below. See “Proposal No. 1: Election of Directors.” We believe that our directors provide an appropriate diversity of experience and skills relevant to the size and nature of our business.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS

The Board of Directors provides a process for stockholders to send communications to the Board of Directors or any of the directors. Stockholders may send written communications to the Board of Directors, or any of the individual directors, c/o the Corporate Secretary of the Company at CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, North Carolina 28602. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board of Directors or the individual directors, as applicable, on a periodic basis.

BOARD MEETINGS, ATTENDANCE AND EXECUTIVE SESSIONS

The Board meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management

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regularly attend meetings of the Board and its committees to report on and discuss their areas of responsibility. Directors are expected to attend Board meetings and meetings of committees on which they serve. In addition, all directors are invited, but not required, to attend our annual stockholder meetings. In 2015, all of the directors attended our annual stockholder meeting either in person or via telephone. Directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. In 2015, the Board held nine meetings and committees of the Board held a total of twelve meetings. All directors attended 75% or more of the meetings of the Board and committees on which they served.

In general, the Board reserves time following each regularly scheduled meeting to allow the independent directors to meet in executive sessions.

BOARD COMMITTEES

Our Board of Directors directs the management of our business and affairs as provided by Delaware law and conducts its business through meetings of the Board of Directors and three standing committees: the Audit Committee, Compensation Committee and Nominating Committee. In addition, from time to time, other committees may be established under the direction of the Board of Directors when necessary or advisable to address specific issues.

Each of the Audit Committee, Compensation Committee and Nominating Committee operate under a charter that was approved by our Board of Directors. Each of these charters is available on our investor relations website at http://ir.commscope.com.

Audit Committee

The Audit Committee, which consists of Messrs. Yates (Chairman), Adams and Manning, is responsible for, among its other duties and responsibilities, assisting the Board of Directors in overseeing: our accounting and financial reporting processes and other internal control processes, the audits and integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, our Code of Conduct and Code of Ethics and Business Conduct, the approval of related-person transactions, and the performance of our internal audit function and independent registered public accounting firm. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. Our Audit Committee also has the authority to review and approve our decision to enter into derivatives and swaps and to establish policies and procedures with respect thereto, including utilizing the commercial end-user exemption to enter into non-cleared swaps which are not executed through a board of trade or swap execution facility. The Board of Directors has determined that each of Messrs. Yates, Adams and Manning is an “audit committee financial expert” as such term is defined under the applicable regulations of the Commission and has the requisite accounting or related financial management expertise and financial sophistication under the applicable rules and regulations of Nasdaq. The Board of Directors has also determined that Messrs. Yates, Adams and Manning are each independent under Rule 10A-3 under the Exchange Act and the Nasdaq standard, for purposes of Audit Committee independence. All members of the Audit Committee are able to read and understand fundamental financial statements, are familiar with finance and accounting practices and principles and are financially literate.

In 2015, the Audit Committee met five times.

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Compensation Committee

The Compensation Committee, which consists of Messrs. Watts (Chairman), Dyer and Krause, is responsible for, among its other duties and responsibilities, reviewing and approving the compensation philosophy for our chief executive officer, reviewing and approving all forms of compensation and benefits to be provided to our other executive officers and reviewing and overseeing the administration of our equity incentive plans. The Compensation Committee may also engage independent compensation advisers to provide advice regarding our executive compensation program. The Compensation Committee’s processes for fulfilling its responsibilities and duties with respect to executive compensation and the role of executive officers and management in the compensation process are each described under the heading “Determination of Compensation Awards” in this Proxy Statement. The Board of Directors has determined that each member of the Compensation Committee satisfies the enhanced independence standards for compensation committee members as defined in the rules of Nasdaq and the Commission.

In 2015, the Compensation Committee met four times.

Nominating Committee

The Nominating Committee, which consists of Messrs. Watts (Chairman), Dyer and Krause, is, subject to our second amended and restated stockholders agreement, responsible for, among its other duties and responsibilities, identifying and recommending candidates to the Board of Directors for election to our Board of Directors and reviewing the composition of the Board of Directors and its committees. For more information regarding the second amended and restated stockholders agreement, see “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.” The Board of Directors has determined that each member of the Nominating Committee is independent as defined in the Nasdaq rules.

In 2015, the Nominating Committee met three times.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2015, our Compensation Committee consisted of Messrs. Watts (Chairman), Dyer and Krause. None of the members of our Compensation Committee is currently one of our officers or employees. Messrs. Watts and Dyer are employed by Carlyle, and Mr. Krause is a Senior Advisor to Carlyle. Carlyle is a party to the second amended and restated stockholders agreement with our Company and certain other stockholders. See “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.” During the year ended December 31, 2015, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or our Compensation Committee.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board has adopted a written statement of policy for the evaluation of and the approval, disapproval and monitoring of transactions involving us and “related persons.” For the purposes of the policy, “related persons” will include our executive officers, directors and director nominees or their immediate family members, or stockholders owning five percent or more of our outstanding common stock and their immediate family members.

The policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest. Pursuant to this policy, our management will present to our Audit Committee each proposed related person transaction, including all relevant facts and circumstances relating thereto. Our Audit Committee will then:

•	review the relevant facts and circumstances of each related person transaction, including the financial terms of such transaction, the benefits to us, the availability of other sources for comparable products or services, if the transaction is on terms no less favorable to us than those that could be obtained in arm’s-length dealings with an unrelated third party or employees generally and the extent of the related person’s interest in the transaction; and

•	take into account the impact on the independence of any independent director and the actual or apparent conflicts of interest.

Any related person transaction may only be consummated if our Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Certain types of transactions have been pre-approved by our Audit Committee under the policy. These pre-approved transactions include:

•	certain employment and compensation arrangements;

•	transactions where the related person’s interest is only as an employee (other than an executive officer), director or owner of less than ten percent (10%) of the equity in another entity;

•	transactions where the related person is an executive officer of another company and the aggregate amount involved does not exceed the greater of $200,000 or five percent (5%) of the total annual revenues of the other company;

•	charitable contributions to an organization, foundation or university at which the related person’s only relationship is as an employee, trustee or director, as long as the contribution is made pursuant to the Company’s policies and approved by someone other than the related person;

•	transactions where the interest of the related person arises solely from the ownership of a class of equity securities in our Company where all holders of such class of equity securities will receive the same benefit on a pro rata basis;

•	transactions determined by competitive bids;

•	certain regulated transactions involving the rendering of services at rates or charges fixed by law or governmental authority; and

•	certain transactions involving banking-related services such as services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

No director may participate in the approval of a related person transaction for which he or she, or his or her immediate family members, is a related person.

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CERTAIN RELATIONSHIPS

SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

In connection with the Carlyle Acquisition, on January 14, 2011, we entered into a stockholders agreement with Carlyle and members of management who held our common stock. Upon the effectiveness of the registration statement that was filed in connection with our IPO, the stockholders agreement was amended and restated. The stockholders agreement was subsequently amended and restated on November 12, 2015, following certain dispositions of our common stock by Carlyle. Pursuant to the second amended and restated stockholders agreement, our Board of Directors will consist of up to eleven members and Carlyle no longer has the right to designate any of the members. In addition, pursuant to the second amended and restated stockholders agreement, Mr. Drendel has the right to serve as a board member, and as the non-executive chairman of the Board, for so long as he is employed by us pursuant to his employment agreement. See “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more information regarding the employment agreement we have entered into with Mr. Drendel. In addition, our senior ranking executive officer has the right to serve as a board member, who, for so long as he serves as our chief executive officer, will be Mr. Edwards. All parties to the second amended and restated stockholders agreement have agreed to vote their shares in favor of such designees. Prior to November 12, 2015, Carlyle had designated all nine director positions to which it was entitled under the amended and restated stockholders agreement, including current directors Messrs. Adams, Dyer, Gray, Krause, Manning, Watts and Yates.

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and certain of our officers. These indemnification agreements provide the directors and officers with contractual rights to indemnification and expense advancement which are, in some cases, broader than the specific indemnification provisions under Delaware law. We believe that these indemnification agreements are, in form and substance, substantially similar to those commonly entered into by similarly situated companies.

EMPLOYMENT AGREEMENTS

See “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for information regarding the agreements that we have entered into with our executive officers.

REGISTRATION RIGHTS AGREEMENT

Pursuant to a registration rights agreement that we entered into on January 14, 2011 in connection with the Carlyle Acquisition, we have granted Carlyle the right to cause us, in certain instances, at our expense, to file registration statements under the Securities Act of 1933, as amended, or the “Securities Act,” covering sales of our common stock held by them, and we have granted Carlyle and certain other stockholders party to that agreement the right to “piggyback” on registration statements filed by us in certain circumstances. During 2014 and 2015, an affiliate of Carlyle sold 80.25 million shares of our common stock pursuant to registration statements filed under the registration rights agreement. As of March 10, 2016, shares subject to the registration rights agreement represent approximately 32% of our outstanding common stock. These shares also may be sold under Rule 144 under the Securities Act, depending on their holding period and subject to restrictions in the case of shares held by persons deemed to be our affiliates. The registration rights agreement also requires us to indemnify certain of our stockholders and their affiliates in connection with any registrations of our securities.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 10, 2016 by:

•	each individual or entity known to own beneficially more than 5% of the capital stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

We had 191,790,666 shares of common stock outstanding as of March 10, 2016. The amounts and percentages of shares beneficially owned are reported on the basis of Commission regulations governing the determination of beneficial ownership of securities. Under the Commission rules, an individual or entity is deemed to be a “beneficial” owner of a security if that individual or entity has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. An individual or entity is also deemed to be a beneficial owner of any securities of which that individual or entity has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing the ownership percentage of any other individual or entity. Under these rules, more than one individual or entity may be deemed to be a beneficial owner of securities as to which such individual or entity has no economic interest.

Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the shares of capital stock and the business address of each such beneficial owner other than Carlyle is c/o CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, NC 28602.

Name of Beneficial Owner	Common Stock	Options to Purchase Common Stock (2)	Total Shares of Common Stock Beneficially Owned	Percentage of Class
Principal Stockholder:
The Carlyle Group, L.P.(1) 1001 Pennsylvania Avenue, NW Washington, DC 20004	61,216,970	—	61,216,970	31.92%

Executive Officers and Directors:
Marvin S. Edwards, Jr. President, Chief Executive Officer and Director	60,254	2,128,181	2,188,435	1.13%
Mark A. Olson Executive Vice President and Chief Financial Officer	13,518	128,141	141,659	*
Randall W. Crenshaw Executive Vice President and Chief Operating Officer	23,746	288,091	311,837	*
Peter U. Karlsson Senior Vice President, Global Sales	2,600	133,555	136,155	*
Frank B. Wyatt, II Senior Vice President, General Counsel and Secretary	28,796	351,267	380,063	*
Frank M. Drendel(3) Chairman of the Board	3,033,904	1,509,614	4,543,518	2.35%

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SECURITY OWNERSHIP

Name of Beneficial Owner	Common Stock	Options to Purchase Common Stock (2)	Total Shares of Common Stock Beneficially Owned	Percentage of Class
Austin A. Adams Director	6,369	—	6,369	*
Campbell R. Dyer Director	—	—	—	*
Stephen C. Gray Director	3,287	28,575	31,862	*
L. William Krause Director	3,287	28,575	31,862	*
Joanne M. Maguire Director	—	—	—	*
Thomas J. Manning Director	3,529	—	3,529	*
Claudius E. Watts IV Director	—	—	—	*
Timothy T. Yates Director	10,290	—	10,290	*
Directors and executive officers as a group (17 persons)	3,198,208	4,848,169	8,046,377	4.09%
Large Stockholders:
Chieftain Capital Management, Inc.(4) 510 Madison Avenue New York, NY 10022	14,473,762			7.55%
Maverick Capital, Ltd.(5) 300 Crescent Court, 18th Floor Dallas, TX 75201	13,446,768			7.01%
*	Denotes less than 1%
(1)	According to a Schedule 13G/A filed on February 12, 2016, reporting beneficial ownership of our common stock as of December 31, 2015. Carlyle-CommScope Holdings, L.P. is the record holder of 61,216,970 shares of our common stock. On each of March 9, 2015 and June 10, 2015, Carlyle-CommScope Holdings, L.P. sold 20,000,000 shares of our common stock in registered public offerings. Carlyle Group Management L.L.C. is the general partner of The Carlyle Group L.P., which is a publicly traded entity listed on Nasdaq. The Carlyle Group L.P. is the sole shareholder of Carlyle Holdings I GP Inc., which is the managing member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which is the managing member of TC Group, L.L.C., which is the managing member of TC Group CommScope Holdings, L.L.C., which is the general partner of Carlyle-CommScope Holdings, L.P. Accordingly, each of the forgoing entities may be deemed to share beneficial ownership of the shares of our common stock owned of record by Carlyle-CommScope Holdings, L.P. The address of Carlyle-CommScope Holdings, L.P. is c/o The Carlyle Group, 1001 Pennsylvania Ave., NW, Suite 220 South, Washington, DC 20004.
(2)	Includes options to purchase shares of common stock that are currently exercisable or will become exercisable within 60 days of March 10, 2016.
(3)	Includes 243,000 shares held in three separate guarantor retained annuity trusts established by Mr. Drendel and 380,955 shares held by the trusts of the deceased spouse of Mr. Drendel.
(4)	According to a Schedule 13G filed by Chieftain Capital Management, Inc. on February 16, 2016, reporting beneficial ownership of our common stock as of December 31, 2015. According to the Schedule 13G, Chieftain Capital Management, Inc. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, may be deemed to have beneficial ownership of 14,473,762 shares of our common stock through the investment discretion it exercises over its clients’ accounts. According to the Schedule 13G, Chieftain Capital Management, Inc. reports sole voting over 13,076,799 shares of our common stock and sole dispositive power over 14,473,762 shares of our common stock.
(5)	According to a Schedule 13G filed jointly by Maverick Capital, Ltd., Maverick Capital Management, LLC, Lee S. Ainslie III and Andrew H. Warford on February 16, 2016, reporting beneficial ownership of our common stock as of December 31, 2015. According to the Schedule 13G, Maverick Capital, Ltd. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, may be deemed to have beneficial ownership of 13,446,768 shares of our common stock through the Investment discretion it exercises over its clients’ accounts. Maverick Capital Management, LLC is the General Partner of Maverick Capital, Ltd. Mr. Ainslie is the manager of Maverick Capital Management, LLC. Mr Warford serves as the Chairman of the Stock Committee of Maverick Capital, Ltd.

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EXECUTIVE OFFICERS

The following table provides information regarding our executive officers:

Name	Age	Position
Marvin (Eddie) S. Edwards, Jr.	67	President, Chief Executive Officer and Director
Randall W. Crenshaw	58	Executive Vice President and Chief Operating Officer
Mark A. Olson	57	Executive Vice President and Chief Financial Officer
Peter U. Karlsson	52	Senior Vice President, Global Sales
Frank (Burk) B. Wyatt, II	53	Senior Vice President, General Counsel and Secretary
Philip M. Armstrong, Jr.	54	Senior Vice President, Corporate Finance
Robert W. Granow	58	Senior Vice President, Corporate Controller and Principal Accounting Officer
Joanne L. Townsend	62	Senior Vice President, Human Resources

Marvin (Eddie) S. Edwards, Jr.

Mr. Edwards became our President and Chief Executive Officer and a member of our Board of Directors following the Carlyle Acquisition. From January 1, 2010 to the Carlyle acquisition, Mr. Edwards was our President and Chief Operating Officer. Prior to that, Mr. Edwards served as our Executive Vice President of Business Development and General Manager, Wireless Network Solutions since the closing of the Andrew acquisition in 2007. Prior to the Andrew acquisition, he served as our Executive Vice President of Business Development and the Chairman of the Board of Directors of our wholly-owned subsidiary, Connectivity Solutions Manufacturing LLC, since April 2005. Mr. Edwards also served as President and Chief Executive Officer of OFS Fitel, LLC and OFS BrightWave, LLC, a joint venture between our Company and The Furukawa Electric Co. Mr. Edwards has also served in various capacities with Alcatel, including President of Alcatel North America Cable Systems and President of Radio Frequency Systems.

Randall W. Crenshaw

Mr. Crenshaw became our Executive Vice President and Chief Operating Officer following the consummation of the Carlyle acquisition. From January 1, 2010 to the Carlyle acquisition, Mr. Crenshaw was our Executive Vice President and Chief Supply Officer. Prior to this role, Mr. Crenshaw was Executive Vice President and General Manager, Enterprise since February 2004. From 2000 to 2004, he served as Executive Vice President, Procurement, and General Manager, Network Products Group of our Company. Prior to that time, he held various other positions with our Company since 1985.

Mark A. Olson

Mr. Olson became our Executive Vice President and Chief Financial Officer on February 1, 2012. From November 2009 to January 2012, Mr. Olson served as our Senior Vice President and Corporate Controller. Mr. Olson served as Vice President and Controller for Andrew LLC since the closing of the Andrew acquisition. Prior to that acquisition, he was Vice President, Corporate Controller and Chief Accounting Officer of Andrew. Mr. Olson joined Andrew in 1993 as Group Controller, was named Corporate Controller in 1998, Vice President and Corporate Controller in 2000 and Chief Accounting Officer in 2003. Prior to joining Andrew, he was employed by Nortel and Johnson & Johnson.

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EXECUTIVE OFFICERS

Peter U. Karlsson

Mr. Karlsson has been our Senior Vice President, Global Sales since July 2011. Mr. Karlsson previously served as Senior Vice President, Enterprise Sales since our acquisition of Avaya’s Connectivity Solutions division in 2004. From 2002 to that acquisition, he was Global Vice President, Sales for Avaya’s SYSTIMAX division. Mr. Karlsson joined AT&T in 1989 holding several management positions in the Nordic and Sub-Sahara Africa regions, was named General Manager of Lucent Technologies Global Commercial Markets Southwest Territory in 1997 and Managing Director, Caribbean and Latin America for Lucent Global Business Partners Group in 1999 before transitioning to Vice President, Distribution for Avaya’s Connectivity Solutions division.

Frank (Burk) B. Wyatt, II

Mr. Wyatt has been Senior Vice President, General Counsel and Secretary of CommScope since 2000. Prior to joining our company as General Counsel and Secretary in 1996, Mr. Wyatt was an attorney in private practice with Bell, Seltzer, Park & Gibson, P.A. (now Alston & Bird LLP). Mr. Wyatt is also our Chief Ethics and Compliance Officer.

Philip M. Armstrong, Jr.

Mr. Armstrong has been our Senior Vice President, Corporate Finance, since November 2009. Mr. Armstrong previously served as Vice President, Investor Relations and Corporate Communications since 2000. Prior to joining CommScope in 1997, he held various Treasury and Finance positions at Carolina Power and Light Co. (formerly Progress Energy).

Robert W. Granow

Mr. Granow became our Vice President, Corporate Controller and Principal Accounting Officer on February 1, 2012 and was promoted to Senior Vice President in December 2013. Mr. Granow joined CommScope in 2004 and has held various positions within CommScope’s Corporate Controller organization. Prior to joining our Company, he was employed by LifeSpan Incorporated, Aetna, Inc. and Arthur Andersen & Co.

Joanne L. Townsend

Ms. Townsend became our Senior Vice President, Human Resources, in November 2012. Prior to joining CommScope, she was the Chief Human Resource Officer at Zebra Technologies Corporation from 2008 to November 2012. Additionally, Ms. Townsend worked for CommScope from 2007 to 2008 as a vice president of HR, supporting the Wireless segment.

Ms. Townsend has more than 30 years of experience in human resources (HR), including a long-term career with Motorola where she spent time in the Asia Pacific region as an expatriate in Hong Kong and had global responsibility for sales and marketing organizations; functional experience in employee relations, compensation and staffing; and experience in strategic HR support for a variety of business functions.

22	2016 Proxy Statement

PROPOSAL No. 1:

ELECTION OF DIRECTORS

Our company is governed by a board of directors. Pursuant to our certificate of incorporation, subject to the second amended and restated stockholders agreement, the precise number of directors shall be fixed, and may be altered from time to time, exclusively by a Board resolution adopted by the affirmative vote of a majority of the total number of directors then in office. Pursuant to the second amended and restated stockholders agreement, the number of directors constituting our whole Board is currently fixed at eleven (11). As the result of the resignations of Messrs. Marco De Benedetti and Peter J. Clare, effective December 31, 2015, and the appointment of Joanne M. Maguire, effective January 1, 2016, there are currently ten directors on our Board. Our Board has the power to appoint a director to fill the remaining vacancy created by such resignations, but it has not yet done so. Our directors are divided into three classes with staggered three-year terms so that the term of one class expires at each annual meeting of stockholders. Four nominees will be proposed for election as Class III directors at the Annual Meeting on May 6, 2016.

It is intended that the persons named in the accompanying proxy will vote to elect the nominees listed below unless authority to vote is withheld. The elected directors will serve until the annual meeting of stockholders in 2019 or until an earlier resignation or retirement or until their successors are elected and qualify to serve.

All of the nominees are presently serving as directors of the Company. The nominees have agreed to stand for re-election. However, if for any reason any nominee shall not be a candidate for election as a director at the Annual Meeting, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee designated by our Board, or the Board may determine to leave the vacancy temporarily unfilled.

Nominees for Election as Class III Directors

Austin A. Adams Age: 72 Director Since: 2014 Committees: Audit

Mr. Adams became a member of our Board of Directors in 2014 and serves on our Audit Committee. He served as Executive Vice President and Corporate Chief Information Officer of JPMorgan Chase from 2004 (upon the merger of JPMorgan Chase and Bank One Corporation) until his retirement in 2006. Prior to the merger, Mr. Adams served as Executive Vice President and Chief Information Officer of Bank One from 2001 to 2004. Prior to joining Bank One, he was Chief Information Officer at First Union Corporation (now Wells Fargo & Co.) from 1985 to 2001. Mr. Adams is also a director of the following public companies: Spectra Energy, Inc. and First Niagara Financial Group, Inc. He formerly served as a director of the following public companies: The Dun & Bradstreet Corporation and CommunityOne Bancorp.

Skills and Qualifications:

The Board has concluded that Mr. Adams should serve as a director because he brings significant experience in information technology, has significant public company directorship and committee experience and has significant core business skills, including technology and strategic planning. Mr. Adams was previously designated by Carlyle to be a director pursuant to the terms of the amended and restated stockholders agreement described under “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.”

2016 Proxy Statement	23

ELECTION OF DIRECTORS

Marvin (Eddie) S. Edwards, Jr. Age: 67 Director Since: 2011 Committees: None

Mr. Edwards became our President and Chief Executive Officer and a member of our Board of Directors following the Carlyle Acquisition in 2011. From 2010 to the Carlyle acquisition, Mr. Edwards was our President and Chief Operating Officer. Prior to that, Mr. Edwards served as our Executive Vice President of Business Development and General Manager, Wireless Network Solutions since the closing of the Andrew acquisition in 2007. Prior to the Andrew acquisition, he served as our Executive Vice President of Business Development and the Chairman of the Board of Directors of our wholly-owned subsidiary, Connectivity Solutions Manufacturing LLC, since 2005. Mr. Edwards also served as Director, President and Chief Executive Officer of OFS Fitel, LLC and OFS BrightWave, LLC, a joint venture between our Company and The Furukawa Electric Co. Mr. Edwards has also served in various capacities with Alcatel, including President of Alcatel North America Cable Systems and President of Radio Frequency Systems.

Skills and Qualifications:

The Board of Directors has concluded that Mr. Edwards should serve as a director because he brings extensive experience regarding our business, the management of public and private companies and the telecommunications industry. Pursuant to the terms of the second amended and restated stockholders agreement described under “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement,” Mr. Edwards has the right to be nominated and serve as a board member for so long as he serves as our Chief Executive Officer.

Claudius (Bud) E. Watts IV Age: 54 Director Since: 2011 Committees: Compensation (Chair) Nominating (Chair)

Mr. Watts became a member of our Board of Directors following the Carlyle acquisition in 2011 and serves as the Chair of our Compensation and Nominating Committees. He currently serves as a Managing Director of The Carlyle Group. Prior to joining Carlyle in 2000, Mr. Watts was a Managing Director in the M&A group of First Union Securities, Inc. He joined First Union Securities when First Union acquired Bowles Hollowell Conner & Co., where Mr. Watts was a principal. He also serves on the board of directors of Carolina Financial Corporation and has previously served on the boards of directors of numerous other Carlyle portfolio companies over the past 14 years, including Freescale Semiconductor and SS&C Technologies, Inc.

Skills and Qualifications:

The Board of Directors has concluded that Mr. Watts should serve as a director because he brings extensive experience regarding the governance of public and private companies and the technology industry, as well as his financial expertise. Mr. Watts was previously designated by Carlyle to be a director pursuant to the terms of the amended and restated stockholders agreement described under “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.”

24	2016 Proxy Statement

ELECTION OF DIRECTORS

Timothy T. Yates Age: 68 Director Since: 2013 Committees: Audit (Chair)

Mr. Yates became a member of our Board of Directors following our IPO in 2013 and serves as the Chairman of our Audit Committee. In 2014, Mr. Yates was appointed to the role of CEO of Monster Worldwide, Inc., a global online employment solution provider. He also serves as a director of Monster Worldwide, Inc., a publicly traded company. He served as Monster Worldwide’s Executive Vice President from 2007 until 2013 and Chief Financial Officer from 2007 until 2011. Prior to that, Mr. Yates served as Senior Vice President, Chief Financial Officer and a director of Symbol Technologies, Inc. from 2006 to 2007. From January 2007 to June 2007, he was responsible for the integration of Symbol into Motorola, Inc.’s Enterprise Mobility business. From 2005 to 2006, Mr. Yates served as an independent consultant to Symbol. Prior to this, from 2002 to 2005, Mr. Yates served as a partner and Chief Financial Officer of Saguenay Capital, a boutique investment firm. Prior to that, he served as a founding partner of Cove Harbor Partners, a private investment and consulting firm, which he helped establish in 1996. From 1971 through 1995, Mr. Yates held a number of senior leadership roles at Bankers Trust New York Corporation, including serving as Chief Financial and Administrative Officer from 1990 through 1995.

Skills and Qualifications:

The Board of Directors has concluded that Mr. Yates should serve as a director because he has significant core business skills, including financial and strategic planning, and he has significant management experience and financial expertise. Mr. Yates was previously designated by Carlyle to be a director pursuant to the terms of the amended and restated stockholders agreement described under “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.”

The Board of Directors of the Company recommends a vote “FOR” each of the foregoing nominees for election as Class III directors.

2016 Proxy Statement	25

ELECTION OF DIRECTORS

Directors Continuing in Office

Continuing Class I Directors with Terms Expiring at the 2017 Annual Meeting of Stockholders

Frank M. Drendel Age: 71 Director Since: 2011 Committees: None

Mr. Drendel has been our Chairman of the Board since the Carlyle acquisition in 2011. He served as our Chairman of the Board and Chief Executive Officer from 1976 (when CommScope was founded) until the Carlyle acquisition. Mr. Drendel is a director of the National Cable & Telecommunications Association, the principal trade association of the cable industry in the United States, and was inducted into the Cable Television Hall of Fame in 2002. Mr. Drendel joined the board of directors of Tyco International, Ltd. in 2012. He served as a director of General Instrument Corporation and its predecessors/successors from 1987 to 2000, as a director of Sprint Nextel Corporation from 2005 to 2008 and as a director of Nextel Communications, Inc. from 1997 to 2005.

Skills and Qualifications:

The Board of Directors has concluded that Mr. Drendel should serve as a director because he brings extensive experience regarding our business, the management of public and private companies and the telecommunications industry. Pursuant to the terms of the second amended and restated stockholders agreement described under “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement,” Mr. Drendel has the right to be nominated and serve as a board member, and to serve as the non-executive chairman of the Board, for as long as he is employed by us pursuant to his employment agreement. See “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more information regarding the employment agreement we have entered into with Mr. Drendel.

Joanne M. Maguire Age: 62 Director Since: 2016 Committees: None

Ms. Maguire became a director in January 2016. She served as executive vice president of Lockheed Martin Space Systems Company (“SSC”), a provider of advanced-technology systems for national security, civil and commercial customers, from 2006 until she retired in 2013. Ms. Maguire joined Lockheed Martin in 2003 and assumed leadership of SSC in 2006. Prior to joining Lockheed Martin, Ms. Maguire was with TRW’s Space & Electronics sector (now part of Northrop Grumman) filling a range of progressively responsible positions from engineering analyst to Vice President and Deputy to the sector’s CEO, serving in leadership roles over programs as well as engineering, advanced technology, manufacturing and business development organizations. Ms. Maguire also sits on the boards of directors of Visteon Corporation, Charles Stark Draper Laboratory and previously on the board of Freescale Semiconductor, Ltd.

Skills and Qualifications:

The Board has concluded that Ms. Maguire should serve as a director because she brings experience gained from holding senior leadership positions within a publicly traded company in the technology sector. The senior leadership positions she has held provide her with experience, including strategic planning, operations, risk management and corporate governance experience, which is particularly valuable to her service on the Board of Directors.

26	2016 Proxy Statement

ELECTION OF DIRECTORS

Thomas J. Manning Age: 60 Director Since: 2014 Committees: Audit

Mr. Manning became a member of our Board in 2014 and serves on our Audit Committee. He has been a Lecturer in Law at The University of Chicago Law School, teaching courses on corporate governance, private equity and U.S.-China relations, and innovative solutions, since 2012. Mr. Manning is also a Senior Advisor to The Demand Institute, a joint venture of The Conference Board and The Nielsen Company, and an Affiliated Partner of Waterstone Management Group. Previously, he served as the Chief Executive Officer of Cerberus Asia Operations & Advisory Limited, a subsidiary of Cerberus Capital Management, a global private equity firm, from 2010 to 2012, Chief Executive Officer of Indachin Limited from 2005 to 2009, Chairman of China Board of Directors Limited from 2005 to 2010, and a senior partner with Bain & Company and a member of Bain’s China board and head of Bain’s information technology strategy practice in the Silicon Valley and Asia from 2003 to 2005. Prior to that, Mr. Manning served as Global Managing Director of the Strategy & Technology Business of Capgemini, Chief Executive Officer of Capgemini Asia Pacific, and Chief Executive Officer of Ernst & Young Consulting Asia Pacific, where he led the development of consulting and IT service and outsourcing businesses across Asia from 1996 to 2003. Early in his career, Mr. Manning was with McKinsey & Company, Buddy Systems, Inc. and CSC Index. Mr. Manning is also a director of the following public companies: The Dun & Bradstreet Corporation and Clear Media Limited. He previously served as a director of iSoftStone Holdings Limited, Gome Electrical Appliances Company, AsiaInfo-Linkage, Inc. and Bank of Communications.

Skills and Qualifications:

The Board has concluded that Mr. Manning should serve as a director because he brings significant expertise in technology and business operations and innovation on a global scale, has significant public company directorship and committee experience and has significant core business skills, including strategic planning, regulatory matters, partnerships and alliances and general corporate governance. Mr. Manning was previously designated by Carlyle to be a director pursuant to the terms of the amended and restated stockholders agreement described under “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.”

2016 Proxy Statement	27

ELECTION OF DIRECTORS

Continuing Class II Directors with Terms Expiring at the 2018 Annual Meeting of Stockholders

Campbell (Cam) R. Dyer Age: 42 Director Since: 2011 Committees: Compensation Nominating

Mr. Dyer became a member of our Board of Directors following the Carlyle acquisition in 2011 and serves on our Compensation and Nominating Committees. He currently serves as a Managing Director in the Technology Buyout Group of The Carlyle Group, which he joined in 2002. Prior to joining Carlyle, Mr. Dyer was an associate with the private equity firm William Blair Capital Partners, a consultant with Bain & Company and an investment banking analyst in the M&A Group of Bowles, Hollowell, Conner & Co. He also serves on the board of directors of Dealogic, Veritas and formerly served on SS&C Technologies.

Skills and Qualifications:

The Board of Directors has concluded that Mr. Dyer should serve as a director because he brings extensive experience regarding the governance of public and private companies and the technology industry, as well as his financial expertise. Mr. Dyer was previously designated by Carlyle to be a director pursuant to the terms of the amended and restated stockholders agreement described under “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.”

Stephen (Steve) C. Gray Age: 57 Director Since: 2011 Committees: None

Mr. Gray became a member of our Board of Directors following the Carlyle acquisition in 2011. In 2015, Mr. Gray became President and CEO of Syniverse Holdings, Inc., a position he held on an interim basis from August 2014 to February 2015. From 2007 to 2015, he served as a Senior Advisor to The Carlyle Group. Mr. Gray is the Founder and Chairman of Gray Venture Partners, LLC a private investment company and previously served as President of McLeodUSA Incorporated from 1992 to 2004. Prior to joining McLeodUSA, he served from 1990 to 1992 as Vice President of Business Services at MCI Inc. and before that, from 1988 to 1990, he served as Senior Vice President of National Accounts and Carrier Services for TelecomUSA. From 1986 to 1988, Mr. Gray held a variety of sales management positions with WilTel Network Services and the Clayton W. Williams Companies, including ClayDesta Communications Inc. Mr. Gray serves as the Chairman of ImOn Communications, LLC, SecurityCoverage, Inc., Involta, LLC and HH Ventures, LLC and he also serves on the board of directors for Syniverse Holdings, Inc. and served on the board of directors for Insight Communications, Inc. from 2005 until 2012.

Skills and Qualifications:

The Board of Directors has concluded that Mr. Gray should serve as a director because he has significant core business skills, including financial and strategic planning, and has extensive experience as a director. Mr. Gray was previously designated by Carlyle to be a director pursuant to the terms of the amended and restated stockholders agreement described under “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.”

28	2016 Proxy Statement

ELECTION OF DIRECTORS

L. William (Bill) Krause Age: 73 Director Since: 2011 Committees: Compensation Nominating

Mr. Krause became a member of our Board of Directors following the Carlyle acquisition in 2011 and serves as a member of our Compensation and Nominating Committees. Mr. Krause has been President of LWK Ventures, a private advisory and investment firm, since 1991. He also currently serves as a Senior Advisor to The Carlyle Group. In addition, Mr. Krause served as President and Chief Executive Officer of 3Com Corporation, a global data networking company, from 1981 to 1990, and as its Chairman from 1987 to 1993 when he retired. Mr. Krause currently serves on the boards of directors of the following public companies: Brocade Communications Systems, Inc., a networking systems supplier and Coherent, Inc., a leading supplier of Photonic-based systems. He also serves as Chairman of the Board of Veritas Holding, Ltd., an information management leader. Mr. Krause previously served as a director for the following public companies: Core-Mark Holding Company, Inc., Packateer, Inc., Sybase, Inc. and Trizetto Group, Inc.

Skills and Qualifications:

The Board of Directors has determined that Mr. Krause should serve as a director because of his years of executive leadership and management experience in the high technology industry and his service on the boards of other public companies and committees thereof. Mr. Krause was previously designated by Carlyle to be a director pursuant to the terms of the amended and restated stockholders agreement described under “Certain Relationships and Related Party Transactions—Second Amended and Restated Stockholders Agreement.”

2016 Proxy Statement	29

PROPOSAL No. 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and related rules promulgated by the Commission, our stockholders have an opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers. This proposal is commonly referred to as a “Say-on-Pay” proposal. This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. As required by these rules, the Board invites you to review carefully the Compensation Discussion and Analysis and the tabular and other disclosures on compensation under Executive Compensation beginning on page 46, and cast a vote on the Company’s executive compensation programs through the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement.”

As discussed in the Compensation Discussion and Analysis, the Board of Directors believes that the Company’s long-term success depends in large measure on the talents of our employees. The Company’s compensation system plays a significant role in our ability to attract, retain, and motivate the highest quality workforce. The Board of Directors believes that its current compensation program directly links executive compensation to performance, aligning the interests of the Company’s executive officers with those of the stockholders.

Pursuant to Section 14A of the Exchange Act, this vote is advisory and will not be binding on the Company. While the vote does not bind the Board of Directors to any particular action, the Board of Directors values the input of the stockholders, and will take into account the outcome of this vote in considering future compensation arrangements.

Although this vote is advisory in nature and does not impose any action on the Company or the Compensation Committee of the Board of Directors, the Company strongly encourages all stockholders to vote on this matter. Currently, Say-on-Pay votes are held by the Company annually, and the next stockholder advisory vote will occur at the 2017 annual meeting of stockholders.

The Board of Directors recommends a vote “FOR” Proposal No. 2, to approve an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers.

30	2016 Proxy Statement

PROPOSAL No. 3:

APPROVAL OF LIMITS ON NON-EMPLOYEE DIRECTOR COMPENSATION AND MATERIAL TERMS OF THE PERFORMANCE GOALS INCLUDED IN THE COMMSCOPE HOLDING COMPANY, INC. AMENDED AND RESTATED 2013 LONG-TERM INCENTIVE PLAN

The CommScope Holding Company, Inc. 2013 Long-Term Incentive Plan on was originally approved by our Board on October 4, 2013, and by our stockholders on October 4, 2013, in connection with our IPO. On February 17, 2016, the Compensation Committee of the Board of Directors approved the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan, which we refer to as the Amended and Restated 2013 Plan, to put certain limits on non-employee director compensation and to add certain provisions relating to qualified performance-based awards under Section 162(m) of the Internal Revenue Code.

We are not requesting that our stockholders approve additional shares to be authorized for grant under the Amended and Restated 2013 Plan. Our Board is requesting that you approve, in each case as set forth in the Amended and Restated 2013 Plan:

1.	the limit on the number of shares that may be granted and cash that may be paid to our non-employee directors for any one year of service; and

2.	the material terms of the performance goals under the Amended and Restated 2013 Plan in order to preserve our ability to continue to grant fully tax-deductible performance-based awards under the Amended and Restated 2013 Plan.

APPROVAL OF LIMIT ON SHARES GRANTED TO NON-EMPLOYEE DIRECTORS

As part of its commitment to sound corporate governance practices, our Board is requesting that our stockholders approve a limit of $1,000,000 (or $2,000,000, in the case of a non-employee Chairman of the Board or Lead Director) in the aggregate compensation that may be granted to any non-employee director in any calendar year. This limit includes all meeting fees, cash retainers and retainers granted in the form of stock-based awards. For purposes of this limit, the value of stock-based awards will be determined based on the aggregate grant date fair value of the awards, computed in accordance with applicable financial accounting rules. We compensate our non-employee directors under the CommScope Holding Company, Inc. Non-Employee Directors Compensation Plan, which operates as a subplan of the Amended and Restated 2013 Plan. Our Compensation Committee may not make discretionary grants under the Amended and Restated 2013 Plan to our non-employee directors.

APPROVAL OF THE MATERIAL TERMS OF PERFORMANCE GOALS

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to its CEO or any of its three most highly compensated executive officers (other than the CFO) who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “performance-based” compensation. Market-priced stock options and stock appreciation rights are two examples of performance-based compensation. Other types of awards, such as restricted stock, restricted stock units and cash-based awards that are granted pursuant to pre-established objective performance formulas, may also qualify as fully-deductible performance-based compensation, so long as certain requirements are met.

One of the requirements for compensation to qualify as performance-based under Section 162(m) is that the material terms of the performance goals, including the list of permissible business criteria for

2016 Proxy Statement	31

APPROVAL OF LIMITS

performance objectives under the Amended and Restated 2013 Plan, be disclosed to and approved by stockholders. We are currently eligible for a post-IPO transition rule under which amounts paid under the Amended and Restated 2013 Plan may be exempt from the deduction limitations of Section 162(m). In order for certain awards granted under the Amended and Restated 2013 Plan to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) following the end of the transition period, we are seeking stockholder approval of the material terms of the performance goals under the Amended and Restated 2013 Plan for purposes of compliance with Section 162(m).

In accordance with Section 162(m), the material terms that our stockholders approve constitute the framework for our Compensation Committee to establish programs and awards under which compensation we provide may qualify as performance-based compensation for purposes of Section 162(m). Stockholder approval of the material terms of performance goals under the Amended and Restated 2013 Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the Amended and Restated 2013 Plan to qualify for the performance-based compensation exemption under Section 162(m), and stockholder approval of the material terms of the performance goals of the Amended and Restated 2013 Plan does not alone ensure that all compensation paid under the Amended and Restated 2013 Plan will qualify as tax-deductible compensation. There can be no guarantee that amounts payable under the Amended and Restated 2013 Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, to maintain flexibility in compensating our executive officers, our Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the Section 162(m) deduction limit when our Compensation Committee believes that such payments are appropriate. Accordingly, even if approved by our stockholders, this proposal would not limit our ability to pay compensation that does not qualify as performance-based compensation for purposes of Section 162(m), in whole or in part.

Material Terms of the Performance Goals under the Amended and Restated 2013 Plan

For purposes of Section 162(m), the material terms of the performance goals include:

•	the employees eligible to receive compensation;

•	the description of the performance objectives on which the performance goals may be based; and

•	the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the performance goals.

Each of these aspects is discussed below, and stockholder approval of this Proposal 3 constitutes approval of each of these aspects for purposes of the Section 162(m) stockholder approval requirements. The following summary is qualified in its entirety by reference to the complete text of the Amended and Restated 2013 Plan, which is provided with this proxy statement as Appendix A.

Eligibility. The Amended and Restated 2013 Plan permits the grant of awards to employees, officers, non-employee directors and consultants of the Company and its affiliates as selected by our Compensation Committee. The number of eligible participants in the Amended and Restated 2013 Plan will vary from year to year. As of the Record Date, approximately 1,200 employees and 6 non-employees (including our non-employee directors) were eligible to receive awards under the Amended and Restated 2013 Plan. The group of employees whose compensation would be subject to the performance goals described in this Proposal 3 includes our executive officers. Although

32	2016 Proxy Statement

APPROVAL OF LIMITS

Section 162(m) only limits deductibility for compensation paid to the CEO or any of our three most highly compensated executive officers (other than the CFO) who are employed as of the end of the year, we may apply the performance goals to compensation opportunities available to any of our employees.

Performance Objectives. Options and stock appreciation rights (SARs) granted under the Amended and Restated 2013 Plan are designed to be exempt from the $1 million deduction limit imposed by Section 162(m). When granting any other award, our Compensation Committee may designate such award as a “qualified performance-based award” intended to qualify for the Section 162(m) exemption. If an award is so designated, our Compensation Committee must establish objectively determinable performance goals for such award within the time period prescribed by Section 162(m) based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department, function or business unit within the Company or an affiliate:

•	Revenue (total revenue or other revenue measures)

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other profit measures, before or after tax)

•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

•	Economic value added or stockholder value added

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, investments or sales);

•	Market share or position

•	Improvements in capital structure

•	Expenses (expense management, expense ratio, expense efficiency ratios or other cost or expense measures)

•	Business expansion (acquisitions)

•	Internal rate of return or increase in net present value

•	Productivity measures

•	Cost reduction measures

•	Strategic plan development and implementation

Performance objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

2016 Proxy Statement	33

APPROVAL OF LIMITS

The Compensation Committee may provide, at the time the performance goals are established, that any evaluation of performance will exclude or otherwise be objectively adjusted for any specified circumstance or event that occurs during a performance period, including for example: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) unusual or infrequently occurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific, unusual or nonrecurring events, or objectively determinable category thereof, including discontinued operations or a change in our fiscal year; and (h) foreign exchange gains and losses.

Limitations on Individual Awards. The maximum aggregate number of shares of our common stock subject to stock-based awards that may be granted under the Amended and Restated 2013 Plan in any 12-month period to any one participant is as follows:

Options	8,000,000
Stock appreciation rights	8,000,000
Performance-based stock awards	4,000,000

The maximum aggregate amount awarded or credited with respect to cash-based awards under the Amended and Restated 2013 Plan to any one participant in any 12-month period is $10 million. Cash-based awards granted under the Amended and Restated 2013 Plan includes annual bonuses paid under our Annual Incentive Plan, which has been amended to operate as a subplan of the Amended and Restated 2013 Plan. These limits are subject to anti-dilution adjustments in the event of stock splits, mergers, consolidations, stock dividends, recapitalizations and similar transactions, but may not otherwise be amended without stockholder approval.

IMPORTANT PROVISIONS OF THE AMENDED AND RESTATED 2013 PLAN

The Amended and Restated 2013 Plan contains the following provisions that our Compensation Committee believes are consistent with the interests of stockholders and sound corporate governance practices:

•	No repricing of stock options or SARs. The Amended and Restated 2013 Plan prohibits the repricing of stock options or stock appreciation rights, or SARs, without stockholder approval. This prohibition includes reducing the exercise price or base price after the date of grant or replacing, regranting or canceling a stock option or SAR for cash or another award (including following a participant’s voluntary surrender of underwater stock options or SARs).

•	No discounted stock options or SARs. All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying stock on the date of grant.

•	No liberal share recycling provisions. The Amended and Restated 2013 Plan prohibits the re-use of shares withheld or delivered to satisfy the exercise price of a stock option or stock appreciation right or to satisfy tax withholding requirements. The Amended and Restated 2013 Plan also prohibits “net share counting” upon the exercise of stock options or stock appreciation rights.

•	No liberal change-in-control definition. The change-in-control definition contained in the Amended and Restated 2013 Plan is not a “liberal” definition that would be activated on mere stockholder approval of a transaction.

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APPROVAL OF LIMITS

•	“Double-trigger” change in control vesting. If awards granted under the Amended and Restated 2013 Plan are assumed by a successor in connection with a change in control, such awards will not automatically vest and pay out solely as a result of the change in control. Instead, such awards will vest if within two years after the effective date of the change in control, the participant’s employment is terminated without cause or the participant resigns for good reason.

•	No award may be transferred for value. The Amended and Restated 2013 Plan prohibits the transfer of unexercised, unvested or restricted awards to independent third parties for value.

•	No dividends on unearned performance awards. The Amended and Restated 2013 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned performance awards.

•	Limit on compensation for non-employee directors. As discussed above, the Amended and Restated 2013 Plan imposes a limit of $1,000,000 (or $2,000,000, in the case of a non-employee Chairman of the Board or Lead Director) in the aggregate compensation that may be granted to any non-employee director in any calendar year.

•	Limitation on amendments. No material amendments to the Amended and Restated 2013 Plan can be made without stockholder approval if any such amendment would materially increase the number of shares reserved or the per-participant award limitations under the Amended and Restated 2013 Plan, or that would diminish the prohibitions on repricing stock options or SARs.

SUMMARY OF MATERIAL TERMS OF THE AMENDED AND RESTATED 2013 PLAN

A summary of the material terms of the Amended and Restated 2013 Plan is set forth below. This summary is qualified in its entirety by the full text of the Amended and Restated 2013 Plan, which is provided with this proxy statement as Appendix A.

Purpose. The purpose of the Amended and Restated 2013 Plan is to promote our success by linking the personal interests of our employees, officers, consultants and directors to those of our stockholders, and by providing participants with an incentive for outstanding performance. The Amended and Restated 2013 Plan is also intended to enhance our ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.

Administration. The Amended and Restated 2013 Plan will be administered by our Compensation Committee. Our Compensation Committee has the authority to: (i) grant awards; (ii) designate participants; (iii) determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; (iv) establish, adopt or revise any plan, program or policy for the grant of awards as it may deem necessary or advisable, including but not limited to short-term incentive programs; (v) establish, adopt or revise any rules and regulations as it may deem advisable to administer the Amended and Restated 2013 Plan; and (vi) make all other decisions and determinations that may be required under the Amended and Restated 2013 Plan. Our Board may at any time administer the Amended and Restated 2013 Plan. If it does so, it will have all the powers of our Compensation Committee under the Amended and Restated 2013 Plan.

Permissible Awards. The Amended and Restated 2013 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of our common stock, which may be designated under the tax code as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to consultants or non-employee directors);

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APPROVAL OF LIMITS

•	SARs, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of our common stock on the date of exercise over the base price of the award;

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by our Compensation Committee;

•	restricted stock units, or RSUs, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award agreement) in the future, based upon the attainment of stated vesting criteria;

•	deferred stock units, or DSUs, which represent the right granted to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award agreement) at a future time as determined by our Compensation Committee, or as determined by the recipient within guidelines established by our Compensation Committee in the case of voluntary deferral elections;

•	performance awards, which are awards payable in cash or stock upon the attainment of specified performance goals (any award that may be granted under the Amended and Restated 2013 Plan may be granted in the form of a performance award);

•	other stock-based awards in the discretion of our Compensation Committee, including unrestricted stock grants; and

•	cash-based awards, including cash-based awards granted under our Annual Incentive Plan, which operates as a subplan of the Amended and Restate 2013 Plan.

Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.

Authorized Shares. Subject to adjustment as provided in the Amended and Restated 2013 Plan, the aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the Amended and Restated 2013 Plan is 18,565,383. Shares subject to awards that are canceled, terminated, forfeited or settled in cash will again be available for awards under the Amended and Restated 2013 Plan. In the event of a nonreciprocal transaction between us and our stockholders that causes the per share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the Amended and Restated 2013 Plan will be adjusted proportionately, and our Compensation Committee must make such adjustments to the Amended and Restated 2013 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that our Compensation Committee may permit other transfers (other than transfers for value) where our Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by our Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

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Treatment of Awards upon a Participant’s Death or Disability. Unless otherwise provided in an award certificate or any special plan document governing an award, upon the termination of a participant’s service due to death or disability:

•	each of that participant’s outstanding options and SARs, or the portions thereof, that are solely subject to time-based vesting requirements will become vested and fully exercisable as of the date of termination;

•	each of that participant’s other outstanding awards, or the portions thereof, that are solely subject to time-based vesting restrictions will become vested, and such restrictions will lapse as of the date of termination; and

•	each of that participant’s outstanding options, SARs and other awards, or the portions thereof, that are solely subject to performance-vesting requirements or restrictions will be prorated based on the time elapsed prior to the date of termination and will remain eligible to vest based upon actual performance over the applicable performance period, and the non-prorated portion will be forfeited and canceled as of the date of termination.

Treatment of Awards upon a Change in Control. Unless otherwise provided in an award certificate or any special plan document governing an award, upon the occurrence of a change in control of our company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by our Compensation Committee or Board of Directors:

•	all outstanding options, SARs and other awards in the nature of rights that may be exercised will become fully exercisable;

•	all time-based vesting restrictions on outstanding awards will lapse; and

•	the payout opportunities attainable under all outstanding performance-based awards will vest based on (i) target performance if the change in control occurs in the first half of the performance period or (ii) actual performance if the change in control occurs in the second half of the performance period and the awards will pay out on a pro rata basis, based on the time elapsed prior to the change in control.

With respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined), then:

•	all of that participant’s outstanding options, SARs and other awards in the nature of rights that may be exercised will become fully exercisable;

•	all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

•	the payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest based on (i) target performance if termination occurs in the first half of the performance period or (ii) actual performance if termination occurs in the second half of the performance period (measured as of the end of the calendar quarter immediately preceding the date of termination) and the awards will pay out on a pro rata basis, based on the time elapsed prior to the date of termination.

Discretionary Acceleration. Our Compensation Committee may, in its discretion, accelerate the vesting and/or payment of any awards for any reason. Our Compensation Committee may discriminate among participants or among awards in exercising such discretion.

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Certain Transactions. Upon the occurrence or in anticipation of certain corporate events or extraordinary transactions, our Compensation Committee may also make discretionary adjustments to awards, including settling awards for cash, providing that awards will become fully vested and exercisable, providing for awards to be assumed or substituted, or modifying performance targets or periods for awards.

Termination and Amendment. The Amended and Restated 2013 Plan will terminate on October 24, 2023 the tenth anniversary of its effective date, or, if our stockholders approve an amendment to the Amended and Restated 2013 Plan that increases the number of shares subject to the Amended and Restated 2013 Plan, the tenth anniversary of the date of such approval, unless earlier terminated by our Board of Directors or Compensation Committee. Our Board or Compensation Committee may, at any time and from time to time, terminate or amend the Amended and Restated 2013 Plan, but if an amendment to the Amended and Restated 2013 Plan would constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. No termination or amendment of the Amended and Restated 2013 Plan may adversely affect any award previously granted under the Amended and Restated 2013 Plan without the written consent of the participant. Without the prior approval of our stockholders, and except as otherwise permitted by the antidilution provisions of the Amended and Restated 2013 Plan, the Amended and Restated 2013 Plan may not be amended to directly or indirectly reprice, replace or repurchase “underwater” options or SARs.

Our Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by our stockholders or otherwise permitted by the antidilution provisions of the Amended and Restated 2013 Plan, (i) the exercise price or base price of an option or SAR may not be reduced, directly or indirectly, (ii) an option or SAR may not be cancelled in exchange for cash, other awards, or options or SARS with an exercise price or base price that is less than the exercise price or base price of the original option or SAR, or otherwise, (iii) we may not repurchase an option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares of our common stock underlying the option or SAR is lower than the exercise price or base price per share of the option or SAR, and (iv) the original term of an option or SAR may not be extended.

Prohibition on Repricing. As indicated above under “Termination and Amendment,” outstanding stock options and SARs cannot be repriced, directly or indirectly, without the prior consent of our stockholders. The exchange of an “underwater” option or stock appreciation right (i.e., an option or stock appreciation right having an exercise price or base price in excess of the current market value of the underlying stock) for cash or for another award would be considered an indirect repricing and would, therefore, require the prior consent of our stockholders.

CERTAIN FEDERAL INCOME TAX EFFECTS

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the Amended and Restated 2013 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax consequences are not discussed and may vary from locality to locality.

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the Amended and Restated 2013 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an

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amount equal to the excess of the fair market value of our common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the acquired option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

SARs. A participant receiving a SAR under the Amended and Restated 2013 Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises a SAR, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of our common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). If the participant files an election under Section 83(b) of the tax code within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted or Deferred Stock Units. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. When the participant receives or has the right to receive shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of our common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).

Performance Awards Payable in Cash. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a performance award payable in cash is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a

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APPROVAL OF LIMITS

participant will recognize ordinary income equal to the cash received, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).

Section 409A. The Amended and Restated 2013 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the tax code. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and SARs that comply with the terms of the Amended and Restated 2013 Plan are generally exempt from the application of Section 409A of the tax code. Stock units, other stock-based awards and cash-based awards that are granted in one year and payable in a later year generally are subject to Section 409A unless they are designed to satisfy an exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding. Our company and any of our affiliates have the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Amended and Restated 2013 Plan.

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APPROVAL OF LIMITS

EXISTING PLAN BENEFITS

Since our IPO, the Amended and Restated 2013 Plan (prior to its amendment and restatement) has been the primary vehicle by which our Compensation Committee has granted equity awards to our employees and non-employee directors. Pursuant to Commission rules, the table below shows the number of shares issued to, or subject to outstanding awards granted to, our named executive officers and the other individuals and groups indicated under the Amended and Restated 2013 Plan as of March 10, 2016.

	Time-Based RSUs		PSUs(1)		Options
Name and Position	Value ($)(2)	Shares (#)	Value ($)(2)	Shares (#)	Value ($)(2)	Shares (#)
Marvin S. Edwards, Jr. President and Chief Executive Officer	2,109,407	80,481	2,463,478	93,990	140,758	204,921
Mark A. Olson Executive Vice President and Chief Financial Officer	609,723	23,263	704,394	26,875	42,228	58,407
Randall W. Crenshaw Executive Vice President and Chief Operating Officer	736,580	28,103	859,662	32,799	49,265	71,495
Peter U. Karlsson Senior Vice President Global Sales	409,584	15,627	477,730	18,227	27,447	39,725
Frank B. Wyatt, II General Counsel and Secretary	390,031	14,881	456,290	17,409	25,864	37,975
Frank M. Drendel Chairman of the Board of Directors	600,628	22,916	704,761	26,889	39,412	58,706
All Executive Officers as a Group	5,334,128	203,515	6,239,055	238,041	354,004	519,220
All Employees as a Group (Including all Officers who are not Executive Officers)	67,559,263	2,577,614	5,358,110	204,430	2,116,734	865,489
All Non-Executive Directors as a Group	314,363	11,994	—	—	—	—
(1)	Reflects the target number of shares granted with respect to PSUs granted in 2015 and 2016.
(2)	Based on the closing price of our stock on March 10, 2016 ($26.21).

Our Board unanimously recommends a vote FOR the proposal to approve the limits on non-employee director compensation and material terms of the performance goals and included in the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan.

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PROPOSAL No. 4:

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm to examine the books of account and other records of the Company and its consolidated subsidiaries for the 2016 fiscal year. The Board of Directors is asking the stockholders to ratify and approve this action.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement and will be available to respond to appropriate questions that may come before the Annual Meeting.

Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Audit Committee, the failure of the stockholders to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm would be considered by the Audit Committee in determining whether to retain the services of Ernst & Young LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table shows the aggregate fees for professional services provided by Ernst & Young LLP and its affiliates (“E&Y”) for the audits of the Company’s consolidated financial statements for the years ended December 31, 2015 and 2014, and other services rendered during the years ended December 31, 2015 and 2014:

	2015	2014
	(in thousands)
Audit Fees	$6,816	$6,138
Audit-Related Fees	327	1,439
Tax Fees	676	1,404
All Other Fees	—	—
TOTAL	$7,819	$8,981

Audit Fees

Audit Fees consist of the fees and expenses for professional services rendered for the audit of the Company’s annual consolidated financial statements, reviews of quarterly financial statements, statutory audits and related services. Audit fees also include fees and expenses for services associated with securities and debt offerings and filing registration statements with the Commission.

Audit-Related Fees

Audit-Related Fees consist of the fees and expenses for audits and related services that are not required under securities laws, audits of certain benefit plans and reviews of financial statements and other due diligence services pertaining to potential business acquisitions and dispositions, including accounting and financial reporting matters. Audit-related fees for 2014 are largely comprised of fees related to due diligence services related to the potential acquisition of TE Connectivity’s Broadband Network Solutions business (the BNS Acquisition).

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tax Fees

Tax Fees consist of the fees and expenses for tax compliance, primarily the preparation of original and amended tax returns, assistance with tax audits and claims for refunds of $476,000 in 2015 and $539,000 in 2014, and tax advisory services of $200,000 in 2015 and $865,000 in 2014. Tax advisory fees for 2014 include tax advisory services related to the BNS Acquisition.

All Other Fees

The Company did not have any fees for products and services other than those described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” in 2015 or 2014.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by the Company’s independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services.

Under these policies and procedures, proposed services may be pre-approved on a periodic basis or individual engagements may be separately approved by the Audit Committee prior to the services being performed. In each case, the Audit Committee considers whether the provision of such services would impair the independent registered public accounting firm’s independence. All audit services, audit-related services and tax services provided by E&Y for 2015 and 2014 were pre-approved by the Audit Committee.

The Board of Directors recommends a vote “FOR” Proposal No. 4, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016. Proxies will be voted “FOR” ratification, unless otherwise specified in the proxy.

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AUDIT COMMITTEE REPORT

The Audit Committee serves an independent oversight role by consulting with and providing guidance to management and the Company’s independent registered public accounting firm on matters such as accounting, audits, compliance, controls, disclosure, finance and risk management. The Audit Committee members do not act as accountants or auditors for the Company. Management is responsible for the Company’s financial statements and the financial reporting process, including the implementation and maintenance of effective internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements and the effectiveness of internal controls over financial reporting and expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm has free access to the Audit Committee to discuss any matters they deem appropriate. The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed annually by the Audit Committee and updated as appropriate. The charter can be found on the Company’s website at http://www.commscope.com.

The Audit Committee consists of three directors, each of whom is independent within the meaning of the Commission and applicable Nasdaq rules.

The Audit Committee has: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2015 with management and the Company’s independent registered public accounting firm (Ernst & Young LLP or E&Y); (ii) discussed with E&Y the matters required to be discussed by the auditors with the Audit Committee under rules adopted by the Public Company Accounting Oversight Board (“PCAOB”); (iii) reviewed the written disclosures and letters from E&Y as required by the rules of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence; and (iv) discussed with E&Y their independence from the Company.

The Audit Committee has considered whether the provision of non-audit professional services rendered by E&Y, and disclosed elsewhere in this proxy statement, is compatible with maintaining their independence.

Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Timothy T. Yates (Chairman)

Austin A. Adams

Thomas J. Manning

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors consists of the three directors named below, each of whom meets the independence standards of Nasdaq and the rules of the Commission.

The Compensation Committee of the Board of Directors has reviewed and discussed with management the “Compensation Discussion and Analysis,” or CD&A, section of this Proxy Statement required by Item 402(b) of Regulation S-K promulgated by the Commission. Based on the Committee’s review and discussions with management, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s 2015 Annual Report on Form 10-K and in this Proxy Statement.

Claudius E. Watts, IV (Chairman)

Campbell R. Dyer

L. William Krause

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS OVERVIEW

This Compensation Discussion and Analysis provides an overview and analysis of (1) the elements comprising our compensation program during 2015 for our named executive officers, or “NEOs,” identified below, (2) the material compensation decisions made by the Compensation Committee of our Board of Directors under that program and reflected in the executive compensation tables that follow in this Compensation Discussion and Analysis and (3) the material factors our Compensation Committee considered in making those decisions. The principal objectives of our compensation program with respect to executives are to:

•	provide compensation opportunities that enable us to attract superior talent in a highly competitive industry;

•	retain key employees and reward outstanding achievement;

•	foster management’s performance in order to produce financial results that our Compensation Committee believes will enhance the long-term interests of our stockholders; and

•	align management’s interests with those of our stockholders and encourage executives to have equity stakes in our Company.

The primary elements of our executive compensation program for 2015 were as follows:

Compensation Element	Purpose
Base Salary	Recognize performance of job responsibilities and attract and retain individuals with superior talent.
Annual Incentive Plan Awards	Provide short-term incentives linked directly to performance against recognized board approved financial measures.
Equity Awards	Emphasize our Company’s long-term performance objectives, promote the maximization of stockholder value and retain key executives by providing an opportunity to participate in the ownership of our Company.
Severance and Change in Control Benefits	Encourage key executives’ continued attention and dedication and focus their attention on Company objectives and stockholder value when considering strategic alternatives.
Supplemental Executive Retirement Plan and Deferred Compensation Plan	Provide an opportunity for savings and long-term financial security.
Employee Benefits and Perquisites	Attract and retain talented executives in a cost-efficient manner.

For the year ended December 31, 2015, our NEOs were as follows:

•	Marvin S. Edwards, Jr., President and Chief Executive Officer (principal executive officer);

•	Mark A. Olson, Executive Vice President and Chief Financial Officer (principal financial officer);

•	Randall W. Crenshaw, Executive Vice President and Chief Operating Officer;

•	Peter U. Karlsson, Senior Vice President, Global Sales;

•	Frank B. Wyatt, II, Senior Vice President, General Counsel and Secretary; and

•	Frank M. Drendel, Chairman of the Board.

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EXECUTIVE COMPENSATION

We intend for our NEOs’ total compensation to reflect a “pay for performance” compensation philosophy. Total compensation for our NEOs has been allocated between the compensation elements, taking into consideration the balance between providing short-term incentives and long-term investment in our financial performance, in order to align the interests of management with the interests of stockholders and to provide competitive pay and benefits to our NEOs. Our annual incentive awards, which are paid in cash, are conditioned upon achievement of board established performance goals. Annual incentive awards for the NEOs in 2015 were based upon achievement of goals relating to Free Cash Flow (weighted at 30%) and Adjusted Operating Income (weighted at 70%). The long-term equity awards granted to the NEOs in 2015 were a mix of stock options and restricted stock units (RSUs), which vest over a three-year period, and performance share units (PSUs), which are earned based on aggregate Adjusted Operating Income over a two-year period and vest over a three-year period. The variable annual cash incentive awards and the equity awards are designed to ensure that total compensation reflects the overall success or failure of our Company and to motivate the NEOs to meet appropriate performance measures.

As shown on the following chart, a significant portion of target compensation for each of our named executive officers in 2015 was at-risk as it could vary based on company performance requirements and/or changes in our stock price.

SAY ON PAY RESULTS AND CONSIDERATION OF STOCKHOLDER SUPPORT

At the annual meeting of stockholders on May 1, 2015, over 99% of the votes cast were in favor of the advisory vote to approve executive compensation. The Compensation Committee considered this positive result and concluded that our stockholders continue to support the compensation paid to our executive officers and the Company’s overall pay practices.

In light of this support, the Compensation Committee decided to retain the core design of our executive compensation program for 2015, with an emphasis on short and long-term incentive compensation that rewards our senior executives when they successfully implement our business plan and, in turn, deliver value for our stockholders.

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EXECUTIVE COMPENSATION

The Compensation Committee will continue to monitor market practices, future advisory votes on executive compensation and other stockholder feedback to guide it in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its stockholders. The Committee invites our stockholders to communicate any concerns or opinions on executive pay directly to the Board. Please refer to “Corporate Governance—Stockholder Communications with Board of Directors” on page 14 for information about communicating with the Board.

DETERMINATION OF COMPENSATION AWARDS

Our Compensation Committee has the primary authority to determine and approve the compensation awards available to our NEOs and is charged with reviewing our executive compensation policies and practices to ensure adherence to our compensation philosophies and that the total compensation paid to our NEOs is fair, reasonable and competitive, taking into account our position within our industry and the level of expertise and experience of our NEOs in their positions. To aid our Compensation Committee in making its determinations, our Chief Executive Officer provides recommendations annually to our Compensation Committee regarding the compensation of all officers who report directly to him.

For 2015, our Compensation Committee determined the total amount of compensation for our NEOs and the allocation of total compensation among each of the components of compensation, based principally on the following: compensation levels from prior years, the judgment and general industry knowledge of its members obtained through years of service with comparably-sized companies in our industry and other similar industries, and market pay practices.

We believe that direct ownership in our Company provides our NEOs with a strong incentive to increase the value of our Company, and we encourage equity ownership by NEOs and other employees through direct stock holdings and the award of stock options and other equity-based interests. While we encourage our directors and officers to be significant stockholders, we do not currently have any formal stock ownership guidelines. However, we believe that awards under our equity incentive programs to our NEOs substantially align their interests with those of our stockholders.

2015 ELEMENTS OF COMPENSATION

Base Salary

We set base salaries for our NEOs generally at a level we deem necessary to attract and retain individuals with superior talent. In addition to considering industry and market practices, our Compensation Committee and Board of Directors annually review our NEOs’ performance. Adjustments in base salary are generally based on each NEO’s individual performance and level and scope of responsibility and experience, as well as considerations of market pay practices.

In connection with 2015 compensation recommendations, our Chief Executive Officer, with assistance from our Human Resources department including our Senior Vice President of Human Resources, reviewed publicly available compensation survey data, which did not identify individual compensation data for specific companies, to aid in making his annual compensation recommendations to our Compensation Committee. This review was not done for purposes of benchmarking compensation with any particular group of companies, but rather to ensure that compensation recommendations were generally consistent with market levels. Following our Chief Executive Officer’s recommendations, and consistent with past practices, in early 2015 our Compensation Committee increased base salaries for

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each of our NEOs. Messrs. Edwards, Crenshaw, Karlsson and Wyatt received base salary increases of approximately 5.4% to 8.3%. The Compensation Committee considered the base salary for Mr. Olson to be significantly lower than market practice and gave him a more substantial base salary increase (approximately 22.5%) in order to provide him with a more competitive compensation opportunity. Mr. Drendel received a base salary increase of approximately 1.8%. The 2015 base salary increases for all our U.S. based employees, except our NEOs, reflected a 1.5% base salary increase as of January 1, 2015 to compensate those employees for the termination of our Discretionary Performance Compensation Policy “DPCP” which allowed eligible employees to receive a cash incentive of up to 2.0% of their annualized pay rate at the end of the performance year if certain targets were met. Although our NEOs did not receive the 1.5% increase, their base salary increases for 2015 were higher than our typical practice to reflect the termination of the DPCP.

The base salaries for our NEOs in 2015, reflecting salary increases that took effect in April 2015, are set forth in the following table:

Name	2015 Base Salary
Marvin S. Edwards, Jr.	$1,000,000
Mark A. Olson	$600,000
Randall W. Crenshaw	$700,000
Peter U. Karlsson	$520,000
Frank B. Wyatt, II	$490,000
Frank M. Drendel	$560,000

Annual Incentive Plan

Historically, our Company’s financial performance and, when appropriate, operating segment financial performance has been taken into account when determining plan payouts for our NEOs under the CommScope Holding Company, Inc. Annual Incentive Plan, or the “AIP.” The AIP performance measures and each of the NEO’s target awards, expressed as a percentage of base salary for the year, are approved by our Compensation Committee during the first quarter of the relevant performance year.

Under the AIP, our Compensation Committee retains the ability to make subjective changes to target award percentages or performance measures, as appropriate, to account for extraordinary business circumstances that are out of the Company’s control. In addition, our Compensation Committee may, in its sole discretion, decrease the amount of an award that would be otherwise payable to an NEO. If a change in control of our Company occurs, we will pay each participant a cash award equal to the participant’s target incentive for the AIP plan cycle then underway (with the payout prorated to the date of the change in control). We believe this is appropriate since the impact of a change in control on operating income or other financial targets is unpredictable and could potentially adversely affect participant awards under the AIP.

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2015 AIP Goals and Performance

Our Compensation Committee approved the AIP performance metrics for the 2015 performance year to be 30% based upon our Free Cash Flow and 70% based upon our Adjusted Operating Income. Our Compensation Committee believes that Adjusted Operating Income and Free Cash Flow are meaningful measures of the Company’s operating results that exclude items that could have a disproportionately negative or positive impact on results in a particular period. These measures allow for meaningful analysis of performance and trends across periods.

•	Free Cash Flow is defined as net cash provided by operating activities, less additions to property, plant and equipment, both as reported in the Company’s Consolidated Statement of Cash Flows, increased or reduced for unusual cash items as approved by the Compensation Committee.

•	Adjusted Operating Income consists of operating income as reported on the Consolidated Statement of Operations and Comprehensive Income, increased or reduced by each of the following to the extent that any such item is used to determine operating income:

•	amortization;
•	certain extraordinary, unusual or non-recurring charges, expenses or losses;
•	certain restructuring costs, integration costs and equity-based compensation expenses;
•	transaction fees and expenses and purchase accounting adjustments; and
•	income or gains corresponding to certain extraordinary, unusual or non-recurring items.

We believe that such adjustments are appropriate and provide a measure that is more indicative of our ongoing operating performance. In addition, when the Compensation Committee established the Adjusted Operating Income goals for 2015, it reserved the right to adjust such goals in the event of a business acquisition.

In 2015, the Company acquired TE Connectivity’s Broadband Network Solutions business (the “BNS Acquisition”) and certain assets and liabilities of Airvana LP. Our Compensation Committee believed that it was appropriate to evaluate the impact of such acquisitions on the Company’s Free Cash Flow performance but determined that because of the nature of the performance goal and the consolidation of operations following the acquisitions, it was not possible to track the cash flow of the legacy CommScope business, separate from the acquired businesses, through the entire performance year. The Compensation Committee considered the fact that the Company’s actual performance against the Free Cash Flow goals at the end of August 2015, prior to the acquisitions, was approximately 100% of target and determined that it was appropriate to approve a payout of the Free Cash Flow component for 2015 at the minimum (50%) level as a result of uncertainty around achieving the target level of Free Cash Flow for the full year.

The following chart sets forth the weighting of each performance metric, the threshold, target and maximum performance goals, and the actual performance achieved under our AIP for the year ended December 31, 2015 (dollars in millions):

Performance Metric	Weighting	Threshold	Target	Maximum	Achieved
Adjusted Free Cash Flow	30%	$288.3	$360.4	$432.4	$354.4	(1)
Adjusted Operating Income	70%	$593.1	$741.3	$889.6	$648.8	(2)
(1)	As noted above, our Compensation Committee authorized a threshold payout of the Free Cash Flow component.
(2)	Adjusted Operating Income excludes BNS and Airvana.

Based on the actual levels of achievement set forth above, Messrs. Edwards, Olson, Crenshaw, Karlsson, Wyatt and Drendel were entitled to bonus payments in amounts equal to 63.16% of their

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target bonus amounts. Aside from the Free Cash Flow determination described above, our Compensation Committee did not exercise its discretion to reduce the payouts under the AIP.

The following table sets forth the threshold, target and maximum annual incentive award potential, and the actual payout amount, for each of our NEOs for 2015.

	Threshold Award (% of 2015 Base Salary)	Target Award (% of 2015 Base Salary)	Maximum Award (% of 2015 Base Salary)	Actual 2015 Award
				% of 2015 Base Salary	Payout Amount
Marvin S. Edwards, Jr.	62.5%	125.0%	262.5%	79.0%	$776,671
Mark A. Olson	42.5%	85.0%	178.5%	53.7%	$307,352
Randall W. Crenshaw	42.5%	85.0%	178.5%	53.7%	$370,433
Peter U. Karlsson	35.0%	70.0%	147.0%	44.2%	$225,481
Frank B. Wyatt, II	35.0%	70.0%	147.0%	44.2%	$213,876
Frank M. Drendel	25.0%	50.0%	105.0%	31.6%	$176,059

Equity Incentive Awards

Our Compensation Committee believes that key employees who are in a position to make a substantial contribution to the long-term success of our Company and to build stockholder value should have a significant and on-going stake in our Company’s success. Shortly after becoming a private company in 2011, we made equity incentive grants, or “founders awards,” to our NEOs. In addition, Mr. Olson received an additional founders award in connection with his promotion to Chief Financial Officer in 2012. The founders awards were intended to provide a multi-year compensation opportunity for our NEOs. We did not grant any other equity-based awards to our NEOs during 2012, 2013 or 2014.

In February 2015, in anticipation of the expected vesting of the final portion of the founders awards, our Compensation Committee undertook a review of our approach to providing equity compensation to our NEOs. The Compensation Committee considered research of market practice among comparable companies, provided by our Human Resources department, as well as our compensation objectives and the desired role of equity compensation in the total compensation of our NEOs. Based on this review, the Compensation Committee determined to grant our NEOs an equally weighted mix of stock options, RSUs, and PSUs. The key features of our 2015 NEO equity awards are described in greater detail below.

2011 and 2012 Founders Awards

Half of the founders awards granted to each NEO are time-vested options that vested and became exercisable, subject to the continued employment of the NEO, in five equal annual installments (or four equal annual installments, with respect to Mr. Olson’s 2012 award) beginning on January 14, 2012 (or January 14, 2013, with respect to Mr. Olson’s 2012 award). The last portion of these time-vested options became fully vested in connection with Carlyle’s sale of Company stock on June 16, 2015, which was a “liquidity event” under the terms of these options. The remaining half of the founders awards granted to each NEO are performance-vested options that vested and became exercisable in annual installments over a period of five years (or four years, with respect to Mr. Olson’s 2012 award), subject to the achievement of annual Adjusted EBITDA performance goals, with catch-up vesting and/or carry-forward vesting if Adjusted EBITDA targets were exceeded in other performance years. A portion of the unvested performance-vested options also became vested as a result of the liquidity event. Adjusted EBITDA consisted of earnings before interest, taxes, depreciation and amortization

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(including impairments to goodwill and other intangible assets and adjustments for purchase accounting), equity-based compensation and certain non-cash, nonrecurring or other items that are included in net income (loss) that we do not consider indicative of our ongoing operating performance.

For 2015, the Adjusted EBITDA threshold and maximum performance targets for the performance-based portion of the founders award options were $684.0 million and $839.0 million, respectively. Our Compensation Committee did not adjust the 2015 Adjusted EBITDA targets in connection with the BNS Acquisition or the Company’s acquisition of certain assets and liabilities of Airvana LP. The actual 2015 Adjusted EBITDA, excluding the results of BNS and Airvana, was $696.7 million. When this amount is added to the amounts carried forward under the options’ carry-forward provisions based on above maximum performance in 2014 ($41.0 million for the 2011 grant and $113.0 million for the 2012 grant), the sum was lower than the maximum 2015 Adjusted EBITDA level, and therefore the applicable 2015 portion of the performance-vested options vested at a level of 57% for the 2011 awards and 87% for the 2012 awards.

2015 Equity Awards

In 2015, as described above, our NEOs were awarded a mix of stock options, RSUs and PSUs with the following key terms:

Vehicle	Target Value as a Percent of Total Equity	Overview of Key Terms
Stock Options	33%

•     Vest and become exercisable, subject to the continued employment of the NEO, 50% on the second anniversary of the grant date and 50% on the third anniversary of the grant date

•     Stock options have a 10-year term and an exercise price equal to the closing price of our common stock on the grant date

RSUs	33%	• Convertible into shares of stock and vest in equal one-third installments annually over three years based on continuous service of the NEO
PSUs	33%

•     NEOs can earn between 0% and 150% of the granted units based on Aggregate Adjusted Operating Income (“AAOI”) for 2015 and 2016

•     Any PSUs that are earned based on performance will vest 50% on the second anniversary of the grant date and 50% on the third anniversary based on continuous service of the NEO

For purposes of the PSU awards, adjusted operating income is calculated in the same manner as described above for the AIP. Pursuant to the terms of the PSUs, the AAOI calculation for 2015 excludes BNS and Airvana, and the AAOI calculation for 2016 will include BNS and Airvana. The terms of the PSU unit agreements also indicate that in the event of any other acquisitions, the Compensation Committee must equitably adjust the AAOI targets to reflect the projected effect of such transaction. Based on 2015 performance and current expectations for 2016 performance, it is likely that the result for the two-year performance period will exceed the minimum level, but not reach the target level.

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Supplemental Executive Retirement Plan

We maintain a nonqualified Supplemental Executive Retirement Plan, or the “SERP,” that is intended to provide retirement and related benefits to certain of our executive officers. All of the NEOs, other than Mr. Olson, participate in the SERP. For additional information regarding the SERP, see below under “—Nonqualified Deferred Compensation.” This plan is closed to new participants.

Employee Benefits and Perquisites

Our NEOs are eligible under the same plans as all other U.S. employees for medical, dental, vision and short-term and long-term disability insurance and a Health Savings Plan. We also maintain the CommScope, Inc. Retirement Savings Plan, or the “401(k) plan,” in which substantially all of our U.S. employees, including our NEOs, are eligible to participate. We currently contribute 2% of the participant’s salary and bonus and provide matching contributions of up to 4% of the participant’s salary and bonus, up to a maximum of 6% of the participant’s salary and bonus, subject to certain statutory limitations ($265,000 for 2015). In addition, we provide our NEOs with a supplemental term life insurance policy. We provide these benefits due to their relatively low cost and the high value they provide in attracting and retaining talented executives.

Deferred Compensation Plan

In October 2012, we adopted a voluntary non-qualified deferred compensation plan, or the “DCP,” that permits a group of our management, including the NEOs, to defer up to 90% of their compensation (including base salary and AIP awards). For additional information regarding the DCP, see below under “—Nonqualified Deferred Compensation.”

EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Each of Messrs. Edwards, Olson, Crenshaw and Drendel has an employment agreement, and each of Mr. Karlsson and Mr. Wyatt has a severance agreement. The employment agreements entitle the executives to certain compensation and benefits, and both the employment agreements and severance protection agreements entitle the executives to receive certain severance payments upon a qualifying termination of employment, as described below under “—Potential Payments upon Termination or Change in Control.”

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SUMMARY COMPENSATION TABLE FOR 2015

The following table provides information regarding the compensation that we paid our NEOs for services rendered during the fiscal years ended December 31, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Marvin S. Edwards, Jr.	2015	983,750	200	2,493,344	1,246,666	776,671	43,428	253,823	5,797,882
President and Chief	2014	927,500	—	—	—	2,453,388	10,881	497,165	3,888,934
Executive Officer	2013	897,500	—	—	—	2,294,946	19,900	1,642,479	4,854,825
Mark A. Olson	2015	572,500	—	666,692	333,330	307,352	—	16,260	1,896,134
Executive Vice President	2014	483,750	—	—	—	873,294	—	16,018	1,373,062
and Chief Financial Officer	2013	458,750	500	—	—	754,180	—	129,274	1,342,704
Randall W. Crenshaw	2015	690,000	800	866,694	433,328	370,433	35,961	148,825	2,546,041
Executive Vice President	2014	655,000	—	—	—	1,182,375	10,031	265,638	2,113,044
and Chief Operating Officer	2013	635,000	—	—	—	1,108,216	21,786	994,240	2,759,242
Peter U. Karlsson	2015	510,000	—	479,979	239,997	225,481	14,587	100,082	1,570,126
Senior Vice President	2014	473,750	700	—	—	706,013	3,728	166,974	1,351,165
Global Sales	2013	445,000	—	—	—	641,411	7,149	284,369	1,377,929
Frank B. Wyatt, II	2015	483,750	—	466,691	233,333	213,876	23,742	94,392	1,515,784
General Counsel and	2014	461,250	—	—	—	687,338	6,749	162,287	1,317,624
Secretary	2013	446,250	—	—	—	642,965	15,052	669,711	1,773,978
Frank M. Drendel	2015	557,500	—	733,318	366,667	176,059	96,831	99,794	2,030,169
Chairman of the Board	2014	545,000	—	—	—	583,250	30,636	159,270	1,318,156
of Directors	2013	526,250	1,000	—	—	544,603	77,661	6,430,052	7,579,566
(1)	Amounts represent payments for service awards in 2015 for Mr. Edwards (10 years) and for Mr. Crenshaw (30 years), in 2014 for Mr. Karlsson (25 years) and in 2013 for Mr. Olson (20 years) and for Mr. Drendel (40 years).
(2)	Amounts represent the grant date fair value of equity awards, which was computed in accordance with FASB ASC Topic 718 without regard to estimated forfeitures related to service-based vesting conditions. Refer to Note 12 in the Notes to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2015 for information regarding the assumptions used to value these awards. The grant date fair value of the RSUs and PSUs was determined by reference to the $30.76 closing price of the shares on the grant date. The grant date fair value of the PSU awards also considered the target number of units awarded to each named executive officer and the anticipated performance outcome as of the grant date. Assuming that the highest level of performance conditions would be achieved, the grant date fair values of the PSUs would have increased by $623,336 for Mr. Edwards, $166,673 for Mr. Olson, $216,673 for Mr. Crenshaw, $119,995 for Mr. Karlsson, $116,673 for Mr. Wyatt and $183,330 for Mr. Drendel.
(3)	Amount represents AIP bonus payments by performance year.
(4)	Amounts represent the portion of the aggregate earnings under the SERP that are “above market.”

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(5)	The following table shows all amounts included in the “All Other Compensation” column for 2015 for each named executive officer:

	All Other Compensation
Name	Company Contribution to 401(k) Plan ($)	Company Contribution under SERP ($)	Life Insurance Premiums ($)	Total ($)
Marvin S. Edwards, Jr.	15,900	237,563	360	253,823
Mark A. Olson	15,900	—	360	16,260
Randall W. Crenshaw	15,900	132,565	360	148,825
Peter U. Karlsson	15,900	83,822	360	100,082
Frank B. Wyatt, II	15,900	78,144	348	94,392
Frank M. Drendel	15,900	83,534	360	99,794

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GRANTS OF PLAN-BASED AWARDS IN 2015

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Marvin S. Edwards, Jr.
2015 AIP(1)		614,844	1,229,688	2,582,344	—	—	—	—	—	—	—
2015 RSU(2)	2/24/2015	—	—	—	—	—	—	40,529	—	—	1,246,672
2015 PSU(3)	2/24/2015	—	—	—	20,265	40,529	60,794	—	—	—	1,246,672
2015 NQ Stock Option(4)	2/24/2015	—	—	—	—	—	—	—	94,088	30.76	1,246,666
Mark A. Olson
2015 AIP(1)		243,313	486,625	1,021,913	—	—	—		—	—	—
2015 RSU(2)	2/24/2015	—	—	—	—	—	—	10,837	—	—	333,346
2015 PSU(3)	2/24/2015	—	—	—	5,419	10,837	16,256	—	—	—	333,346
2015 NQ Stock Option(4)	2/24/2015	—	—	—	—	—	—	—	25,157	30.76	333,330
Randall W. Crenshaw
2015 AIP(1)		293,250	586,500	1,231,650	—	—	—	—	—	—	—
2015 RSU(2)	2/24/2015	—	—	—	—	—	—	14,088	—	—	433,347
2015 PSU(3)	2/24/2015	—	—	—	7,044	14,088	21,132	—	—	—	433,347
2015 NQ Stock Option(4)	2/24/2015	—	—	—	—	—	—	—	32,704	30.76	433,328
Peter U. Karlsson
2015 AIP(1)		178,500	357,000	749,700	—	—	—	—	—	—	—
2015 RSU(2)	2/24/2015	—	—	—	—	—	—	7,802	—	—	239,990
2015 PSU(3)	2/24/2015	—	—	—	3,901	7,802	11,703	—	—	—	239,990
2015 NQ Stock Option(4)	2/24/2015	—	—	—	—	—	—	—	18,113	30.76	239,997
Frank B. Wyatt, II
2015 AIP(1)		169,313	338,625	711,113	—	—	—	—	—	—	—
2015 RSU(2)	2/24/2015	—	—	—	—	—	—	7,586	—	—	233,345
2015 PSU(3)	2/24/2015	—	—	—	3,793	7,586	11,379	—	—	—	233,345
2015 NQ Stock Option(4)	2/24/2015	—	—	—	—	—	—	—	17,610	30.76	233,333
Frank M. Drendel
2015 AIP(1)		139,375	278,750	585,375	—	—	—	—	—	—	—
2015 RSU(2)	2/24/2015	—	—	—	—	—	—	11,920	—	—	366,659
2015 PSU(3)	2/24/2015	—	—	—	5,960	11,920	17,880	—	—	—	366,659
2015 NQ Stock Option(4)	2/24/2015	—	—	—	—	—	—	—	27,673	30.76	366,667
(1)	Reflects the range of awards that could potentially have been earned during 2015 under our AIP. The amounts actually earned are included under the column entitled “—Non-Equity Incentive Plan Compensation” in our Summary Compensation Table for 2015.
(2)	Reflects RSUs granted in 2015. These grants vest equally over three years beginning on the first anniversary of the grant date.
(3)	Reflects potential share payouts with respect to PSUs granted in 2015 at threshold, target and maximum. The “Threshold” column represents the minimum amount payable (50% of target payout) when threshold performance is met. The “Target” column represents the amount payable (100% of target payout) if the specified performance targets are reached. The “Maximum” column represents the maximum amount payable (150% of target payout). To the extent the performance goals are met, awards vest 50% on the second anniversary of the grant date and 50% on the third anniversary. The performance is measured based on the Aggregate Adjusted Operating Income for 2015 and 2016.
(4)	Reflects stock options granted in 2015. These grants vest 50% on the second anniversary of the grant date and 50% on the third anniversary of the grant date. These options have a ten-year term.

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Narrative Supplement to Summary Compensation Table for 2015 and Grants of Plan-Based Awards in 2015 Table

The terms of our cash incentive plans and equity incentive awards are described under “—2015 Elements of Compensation” above, our employment and severance agreements are described under “—Potential Payments upon Termination or Change in Control—Employment and Severance Protection Agreements” below, and our nonqualified deferred compensation plans are described under “—Nonqualified Deferred Compensation for 2015” below.

Outstanding Equity Awards at December 31, 2015

The following table provides information regarding outstanding stock options held by our NEOs as of December 31, 2015.

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable (3)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(4)	Option Exercise Price ($)	Option Expiration Date (5)	Number of Shares or Units of Stock That Have Not Vested (#)(6)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
Marvin S. Edwards, Jr.	1/20/2010	209,147	(1)	—	—	8.55	1/20/2020	—	—	—	—
	1/26/2011	1,829,909	(2)	—	157,741	5.74	1/26/2021	—	—	—	—
	2/24/2015	—	(3)	94,088	—	30.76	2/24/2025	40,529	1,049,296	40,529	1,049,296
Mark A. Olson	1/26/2011	42,425	(2)	—	13,144	5.74	1/26/2021	—	—	—	—
	2/21/2012	67,258	(2)	—	12,622	5.57	2/21/2021	—	—	—	—
	2/24/2015	—	(3)	25,157	—	30.76	2/24/2025	10,837	280,570	10,837	280,570
Randall W. Crenshaw	1/26/2011	333,384	(2)	—	52,580	5.74	1/26/2021	—	—	—	—
	2/24/2015	—	(3)	32,704	—	30.76	2/24/2025	14,088	364,738	14,088	364,738
Peter U. Karlsson	1/26/2011	131,672	(2)	—	21,034	5.74	1/26/2021	—	—	—	—
	2/24/2015	—	(3)	18,113	—	30.76	2/24/2025	7,802	201,994	7,802	201,994
Frank B. Wyatt, II	3/24/2009	7,843	(1)	—	—	2.96	3/24/2019	—	—	—	—
	1/20/2010	87,525	(1)	—	—	8.55	1/20/2020	—	—	—	—
	1/26/2011	244,016	(2)	—	21,034	5.74	1/26/2021	—	—	—	—
	2/24/2015	—	(3)	17,610	—	30.76	2/24/2025	7,586	196,402	7,586	196,402
Frank M. Drendel	3/24/2009	309,126	(1)	—	—	2.96	3/24/2019	—	—	—	—
	1/20/2010	560,811	(1)	—	—	8.55	1/20/2020	—	—	—	—
	1/26/2011	609,970	(2)	—	52,580	5.74	1/26/2021	—	—	—	—
	2/24/2015	—	(3)	27,673	—	30.76	2/25/2025	11,920	308,609	11,920	308,609
(1)	Represents rollover options which became fully vested and exercisable in conjunction with the Carlyle Acquisition.
(2)	Represents options granted following the Carlyle Acquisition which had vested as of December 31, 2015. These options include time-vesting options and performance-vesting options. All time-vesting options vested and 84.1% performance-vesting options vested following a sale of shares by Carlyle in June 2015, which constituted a “liquidity event” for purposes of these options.
(3)	Represents options granted in 2015. These options vest and become exercisable, subject to the continued employment of the NEO, with 50% vesting on the second anniversary of the grant date and 50% vesting on the third anniversary of the grant date.
(4)	Represents performance-vesting options granted following the Carlyle Acquisition which were not vested or exercisable as of December 31, 2015. These options vest and become exercisable, subject to the continued employment of the NEO, in annual installments over a period of five years (or four years, with respect to Mr. Olson’s 2012 award), subject to the achievement of annual Adjusted EBITDA performance goals. The number of unexercised unearned options reflects the options that did not vest as a result of the liquidity event in June 2015. A portion of the unexercised unearned options granted in 2011 and 2012 vested and became exercisable in February 2016 (57% of the 2011 awards and 87% of the 2012 awards).

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(5)	The options expire on the tenth anniversary of the date of grant, except for Mr. Olson’s 2012 grant, which expires on the ninth anniversary of the date of grant.
(6)	Represents RSUs granted in 2015. These units vest and become exercisable, subject to the continued employment of the NEO, with vest annually over three years beginning on the first anniversary of the grant date.
(7)	Represents PSUs granted in 2015. These units vest and become exercisable 50% on the second anniversary of the grant date and 50% on the third anniversary of the grant date, subject to continued employment of the NEO and achievement of performance criteria relating to Aggregate Adjusted Operating Income over fiscal years 2015-2016.

OPTION EXERCISES AND STOCK VESTED FOR 2015

The following table provides information concerning the exercise of options and vesting of stock awards during the year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Marvin S. Edwards, Jr.	128,215	3,094,862	—	—
Mark A. Olson	161,800	3,911,495	—	—
Randall W. Crenshaw	370,000	8,692,924	—	—
Peter U. Karlsson	105,000	2,519,619	—	—
Frank B. Wyatt, II	52,958	1,400,564	—	—
Frank M. Drendel(1)	468,612	10,044,890	—	—
(1)	Mr. Drendel acquired and held all 468,612 shares upon exercise.

NONQUALIFIED DEFERRED COMPENSATION FOR 2015

The Nonqualified Deferred Compensation table reflects information about the SERP and the DCP for 2015.

SERP

The SERP is an unfunded defined contribution type retirement plan maintained for the benefit of a select group of our management and/or highly compensated employees. The SERP provides for an annual credit by us to each participating NEO’s account in an amount equal to 5% of such participant’s base salary and AIP bonus paid for the respective year up to a cap (which in 2015 was $265,000), plus 15% of the amount in excess of the cap. Equity-based compensation is not taken into account for purposes of the SERP. In addition to annual contributions, participants’ accounts generally accrue interest each year. In January 2011, we determined that the interest rate for 2011 would be 5%, and it has remained at 5% since 2011. We review the interest rate annually. There have been no participants added to the SERP since 2005.

There are generally no payments to participants from the SERP until retirement at age 55 or older with at least 10 years of service, or at age 65 without regard to any service requirement, or “Retirement.” Pursuant to the terms of the SERP, a participant generally will receive the full value of his or her account balance upon the participant’s termination or resignation for any reason once he is eligible for Retirement. However, participants (or participant’s beneficiaries, in the case of a participant’s death) may also receive benefits prior to Retirement in the following situations: (1) if the participant dies before Retirement; (2) if the participant experiences a disability (as defined in the SERP) before beginning to receive any SERP benefits; (3) if the participant’s employment is involuntarily terminated, for reasons other than for cause; or (4) if the participant terminates employment for any reason other than for cause within two years after a change in control of the Company. Payment to the SERP participants

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generally occurs on the next following January 31 or July 31, except that payments resulting from termination following a change in control or terminations due to disability are paid as soon as practicable following such termination.

Messrs. Edwards, Crenshaw and Drendel are vested in their SERP accounts and eligible for Retirement, so they would receive their account balance if their employment terminated for any reason. Messrs. Karlsson and Wyatt are currently vested in their SERP accounts and, though they are not eligible for Retirement, they are eligible to receive the full value of their SERP accounts upon any termination of employment, other than for cause.

DCP

The DCP permits a select group of our management, including the NEOs, to defer up to 90% of their compensation (including base salary and AIP awards). Participants may invest the amounts credited to their accounts in one or more notional investments that are substantially the same as investment offerings provided under our 401(k) plan. Participants’ accounts are 100% vested at all times, and we do not provide matching or other Company contributions to the DCP. In general, upon a participant’s termination of employment, he or she may elect to receive a distribution in a lump sum or annual installments over a period of two to ten years, which distribution will commence, per the participant’s election, as soon as practical following (i) termination of employment, or (ii) the earlier of (A) a specific date, or (B) the date of termination (provided that if termination is due to retirement, payments will commence as of the elected specified date). Upon a participant’s death or disability, or upon the occurrence of a change in control of the Company, the participant’s entire balance will be paid to him or her (or the participant’s estate or beneficiary, as applicable) in a lump sum.

The following table depicts the value of benefits accumulated by our NEOs under the SERP and the DCP as of December 31, 2015.

NONQUALIFIED DEFERRED COMPENSATION

Name	Plan	Executive contributions in last fiscal year(1)($)	Registrant contributions up to cap in last fiscal year(2)($)	Registrant contributions in excess of cap in last fiscal year(2)($)	Aggregate earnings (loss) in last fiscal year(3)($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last fiscal year end(4)($)
Marvin S. Edwards, Jr.	SERP	—	13,250	224,313	103,400	—	2,408,960
	DCP	388,335	—	—	(20,139)	—	2,341,159
Mark A. Olson	SERP	—	—	—	—	—	—
	DCP	562,867	—	—	(4,740)	—	558,127
Randall W. Crenshaw	SERP	—	13,250	119,315	85,621	—	1,930,610
	DCP	313,043	—	—	(11,532)	—	2,729,251
Peter U. Karlsson	SERP	—	13,250	70,572	34,732	—	813,203
	DCP	183,870	—	—	(2,579)	—	657,272
Frank B. Wyatt, II	SERP	—	13,250	64,894	56,529	—	1,265,258
	DCP	—	—	—	—	—	—
Frank M. Drendel	SERP	—	13,250	70,284	230,551	—	4,925,112
	DCP	—	—	—	—	—	—
(1)	Reflects executive contributions made in 2015 for salary deferral and executive contributions made in 2016, which are based on 2015 earnings under the AIP, as included in the Summary Compensation table in the “Non-Equity Incentive Plan Compensation” column.

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(2)	Registrant contributions to the SERP are equal to 5% of participant’s base salary and AIP award up to a cap (which in 2015 was $265,000), plus 15% of the amount in excess of the cap. Contributions to the SERP are included in the Summary Compensation table in the “All Other Compensation” column. The Company does not provide matching or other Company contributions to the DCP.
(3)	With respect to the SERP, the portion of the aggregate earnings that are “above market” is included in the Summary Compensation table in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column.
(4)	Includes amounts that were reported in the Summary Compensation table for 2015, 2014 and 2013.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Employment and Severance Protection Agreements

Each of our named executive officers is party to an employment agreement or severance protection agreement that entitles him to the right to receive certain severance payments upon a qualifying termination of employment.

Employment Agreements with Messrs. Edwards, Olson and Crenshaw

We are party to employment agreements with Messrs. Edwards, Olson and Crenshaw, each of which expires on December 31, 2016, subject to automatic renewal for additional one-year periods unless we give written notice of non-renewal at least 90 days prior to such date. Pursuant to the agreements, in the event the executive’s employment is terminated by us by notice of non-renewal of the term of the agreement, by us for any reason other than for cause or disability or by the executive for good reason, the executive will be entitled to receive his accrued compensation and each of the following:

•	severance pay in an amount equal to two times the sum of (A) his then current base salary, and (B) his base salary multiplied by 1.25, in the case of Mr. Edwards, or 0.85, in the case of Messrs. Olson and Crenshaw, payable in equal monthly installments over two years (the “Termination Benefits Period”) or, upon termination within twenty-four months following a change in control, in a lump sum;

•	a prorated bonus under the AIP for the fiscal year in which his termination occurs, based on actual performance and payable at the same time our Company pays bonuses to its other executive officers;

•	a cash payment equal to the cost we would have incurred had the executive continued group medical, dental, vision and/or prescription drug benefit coverage for himself and his eligible dependents during the Termination Benefits Period, payable in periodic installments in accordance with our payroll practice (the “Medical Coverage Payments”); and

•	if at the end of the Termination Benefits Period, the executive is not employed by another entity (including self-employment), then for six months (or his earlier re-employment) he will receive (i) an additional monthly payment equal to one-twelfth of the sum of (A) his base salary and (B) his base salary multiplied by 1.25, in the case of Mr. Edwards, or 0.85, in the case of Messrs. Olson and Crenshaw, and (ii) continuation of the Medical Coverage Payments (provided that such Medical Coverage Payments will not cease upon re-employment unless the executive obtains such coverage or benefits pursuant to the subsequent employer’s benefit plans).

For purposes of Messrs. Edwards’, Olson’s and Crenshaw’s agreements, “good reason” includes material breach of the agreement, a material diminution in duties, failure to continue the executive in his role as sole President and CEO without his prior written consent, in the case of Mr. Edwards, or Chief Financial Officer in the case of Mr. Olson, or Chief Operating Officer, in the case of Mr. Crenshaw, any reduction in salary or target bonus opportunity, relocation of the executive’s place of employment by more than twenty-five miles without his prior written consent and, in the case of Mr. Edwards, our failure to nominate him to our Board.

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If the executive’s employment is terminated by us for cause or disability, by reason of his death or by the executive other than for good reason, we will pay to the executive his accrued compensation. In addition, in the event of the executive’s death, his estate will be entitled to receive a prorated bonus under the AIP for the fiscal year in which his death occurs, payable at the same time our Company pays bonuses to its other executive officers and based on actual performance.

Severance Protection Agreement with Mr. Karlsson

We are also a party to a severance protection agreement with Mr. Karlsson. His agreement is on a 1-year term automatically renewing on January 1 of each year unless we or Mr. Karlsson gives notice of non-renewal at least ninety (90) days prior to such date, except that the term may not expire prior to 24 months following a change in control (as defined in the agreement). Pursuant to the agreement, in the event that Mr. Karlsson’s employment is terminated within 24 months after a change in control (i) by us for any reason other than for cause or disability or (ii) by Mr. Karlsson for good reason (which definition includes, among other things, an adverse change in status or duties and a reduction in salary or benefits), Mr. Karlsson will be entitled to receive accrued compensation and each of the following:

•	severance pay in an amount equal to his then current base salary;

•	a prorated bonus for the fiscal year in which his termination occurs, based on the actual bonus that would have been payable to him for the year in which the termination occurs; and

•	continuation of Mr. Karlsson’s and his dependents’ health benefits for 12 months (the “Termination Benefits Period”).

If Mr. Karlsson’s employment is terminated by us within 24 months after a change in control for cause or disability, by reason of his death or by Mr. Karlsson other than for good reason, we will pay to him his accrued compensation and any earned but unpaid bonus or incentive compensation. In addition, in the case of a termination by us for disability or due to Mr. Karlsson’s death, he will receive a pro rata bonus for the year of termination, based on the actual bonus that would have been payable to him for the year in which the termination occurs.

Further, if Mr. Karlsson’s employment is terminated by us other than for cause at any time prior to the date of a change in control and such termination (i) occurred after we entered into a definitive agreement, the consummation of which would constitute a change in control or (ii) Mr. Karlsson reasonably demonstrates that such termination was at the request of a third party who has indicated an intention or has taken steps reasonably calculated to effect a change in control, such termination will be deemed to have occurred after a change in control.

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Severance Protection Agreement with Mr. Wyatt

We are party to a severance protection agreement with Mr. Wyatt. This severance protection agreement is on a 1-year term automatically renewing on January 1 of each year unless we or Mr. Wyatt gives notice of non-renewal at least ninety (90) days prior to such date, except that the term may not expire prior to 24 months following a change in control (as defined in the agreement). Pursuant to the agreement, in the event Mr. Wyatt’s employment is terminated within 24 months after a change in control (i) by us for any reason other than for cause or disability or (ii) by Mr. Wyatt for good reason (which definition includes, among other things, an adverse change in status or duties, a reduction in salary or benefits, and a relocation of Mr. Wyatt’s place of employment by more than twenty-five miles), Mr. Wyatt will be entitled to receive accrued compensation and each of the following:

•	severance pay in an amount equal to one and one-half times Mr. Wyatt’s then current base salary plus one and one-half times the target annual incentive payable to Mr. Wyatt under the AIP for the fiscal year immediately preceding the fiscal year of termination;

•	a prorated bonus under the AIP for the fiscal year in which his termination occurs, based on the actual bonus paid or payable to Mr. Wyatt under the AIP in respect of the year immediately preceding the year of termination;

•	continuation of Mr. Wyatt’s and his dependents’ and beneficiaries’ life insurance, disability, medical, dental and hospitalization benefits for 18 months (the “Termination Benefits Period”);

•	if, at the end of the Termination Benefits Period, Mr. Wyatt is not employed by another employer (including self-employment), then for six months (or his earlier re-employment with another entity) he will receive (i) an additional monthly payment equal to one-twelfth of his then current base salary plus one-twelfth of the target annual incentive payable to Mr. Wyatt for the fiscal year immediately preceding the fiscal year of termination, and (ii) continuation of the benefits discussed in the bullet above (provided that such benefits will not cease upon re-employment unless Mr. Wyatt obtains such coverage or benefits pursuant to the subsequent employer’s benefit plans); and

•	reimbursement for (i) outplacement assistance services (up to 25% of the sum of Mr. Wyatt’s then-current year salary and prior year target bonus), (ii) tax and financial planning assistance (up to $2,000) and (iii) relocation expenses under certain circumstances.

If Mr. Wyatt’s employment is terminated by us within 24 months after a change in control for cause or disability, by reason of his death or by Mr. Wyatt other than for good reason, we will pay to Mr. Wyatt his accrued compensation and any earned but unpaid bonus or incentive compensation. In addition, in the case of a termination by us for disability or due to Mr. Wyatt’s death, he will receive a pro rata bonus for the year of termination based on the actual bonus paid or payable to Mr. Wyatt under the AIP in respect of the year immediately preceding the year of termination.

Further, if Mr. Wyatt’s employment is terminated by us other than for cause at any time prior to the date of a change in control and such termination (i) occurred after we entered into a definitive agreement, the consummation of which would constitute a change in control or (ii) Mr. Wyatt reasonably demonstrates that such termination was at the request of a third party who has indicated an intention or has taken steps reasonably calculated to effect a change in control, such termination will be deemed to have occurred after a change in control.

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Employment Agreement with Mr. Drendel

Mr. Drendel’s employment agreement expires on December 31, 2016, subject to automatic renewal for additional one-year periods unless we or Mr. Drendel gives written notice of non-renewal at least 90 days prior to such date. Pursuant to the agreement, in the event his employment is terminated by us by notice of non-renewal of the term of the agreement, by us for any reason other than for cause or by Mr. Drendel for any reason, he will be entitled to receive his accrued compensation and each of the following: (i) an amount (the “Severance Payment”) equal to two times the sum of (X) his base salary and (Y) his base salary multiplied by 0.50, payable in a lump sum payment within thirty days following termination; and (ii) a cash payment equal to the cost our Company would have incurred had he continued group medical, dental, vision and/or prescription drug benefit coverage for himself and his eligible dependents for 24 months following his termination of employment, payable in periodic installments in accordance with our payroll practice.

If Mr. Drendel’s employment is terminated by us for cause or by reason of his death, we will pay to him his accrued compensation. In addition, in the event of Mr. Drendel’s death, his estate will be entitled to receive the Severance Payment payable in a lump sum payment within thirty days following his death.

280G Tax Gross-Up Provisions

The employment agreements with Messrs. Edwards, Olson, Crenshaw and Drendel and the severance protection agreement with Mr. Wyatt provide for a gross-up payment by our Company in the event that the total payments the executive receives under the agreement, or otherwise (for example, due to accelerated vesting of equity), are subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, or the “Code.” In such an event, we will pay an additional amount so that the executive is made whole on an after-tax basis from the effect of the excise tax. Mr. Karlsson’s severance protection agreement does not contain any provision with respect to gross-up payments or cut-backs in the event of such excise taxes.

Restrictive Covenants

Messrs. Edwards’, Olson’s, Crenshaw’s and Drendel’s employment agreements each contain cooperation and confidentiality covenants that apply during and following the executives’ respective employment with us. The agreements also contain certain non-compete and non-solicitation obligations that continue for a certain period following termination of employment, as follows: 24 months, in the case of Messrs. Edwards, Olson and Crenshaw (and up to an additional six months if the executive continues to receive the benefits discussed above following the conclusion of the Termination Benefits Period) and 60 months, in the case of Mr. Drendel. Messrs. Karlsson’s and Wyatt’s severance protection agreements do not contain any restrictive covenants.

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The following table sets forth the estimated amount of the severance benefits each of our NEOs would receive under the termination scenarios identified therein, in each case assuming a termination of employment on December 31, 2015. The benefits described and quantified below are in addition to the compensation and benefits that would already be vested upon a NEO’s termination, including accrued but unpaid salary, accrued and unused vacation pay, amounts previously earned and deferred under the DCP and payments and benefits accrued under the 401(k) plan and the SERP.

Name	Payment	Termination for Cause ($)	Resignation Without Good Reason ($)	Death or Disability ($)	Termination Without Cause or Resignation for Good Reason Prior to a Change in Control ($)	Termination Without Cause or Resignation for Good Reason After a Change in Control ($)
Marvin S. Edwards, Jr.	Cash severance(1)	—	—	—	5,625,000	5,625,000
	AIP(3)	—	776,671	776,671	776,671	1,229,688
	Benefit continuation(4)	—	—	—	23,077	23,077
	Gross-Up(6)	—	—	—	—	2,510,572
	Total	—	776,671	776,671	6,424,748	9,388,337
Mark A. Olson	Cash severance(1)	—	—	—	2,775,000	2,775,000
	AIP(3)	—	307,352	307,352	307,352	486,625
	Benefit continuation(4)	—	—	—	23,077	23,077
	Gross-Up(6)	—	—	—	—	1,003,571
	Total	—	307,352	307,352	3,105,429	4,288,273
Randall W. Crenshaw	Cash severance(1)	—	—	—	3,237,500	3,237,500
	AIP(3)	—	370,433	370,433	370,433	586,500
	Benefit continuation(4)	—	—	—	23,077	23,077
	Gross-Up(6)	—	—	—	—	—
	Total	—	370,433	370,433	3,631,010	3,847,077
Peter U. Karlsson	Cash severance	—	—	—	520,000	520,000
	AIP(3)	—	—	225,481	357,000	357,000
	Pro rata bonus	—	—	225,481	225,481	225,481
	Benefit continuation	—	—	—	12,541	12,541
	Total	—	—	450,962	1,115,022	1,115,022
Frank B. Wyatt, II	Cash severance(1)	—	—	—	1,625,750	1,625,750
	AIP(3)	—	—	213,876	338,625	338,625
	Pro rata bonus(2)	—	—	678,038	678,038	678,038
	Benefit continuation(4)	—	—	—	25,405	25,405
	Other Benefits(5)	—	—	—	205,219	205,219
	Gross-Up(6)	—	—	—	—	—
	Total	—	—	891,914	2,873,037	2,873,037
Frank M. Drendel	Cash severance	—	1,680,000	1,680,000	1,680,000	1,680,000
	AIP(3)	—	176,059	176,059	176,059	278,750
	Benefit continuation	—	4,861	—	4,861	4,861
	Gross-Up(6)	—	—	—	—	—
	Total	—	1,860,920	1,856,059	1,860,920	1,963,611
(1)	Assumes that the executive is not self-employed or employed by another entity at the end of the Termination Benefits Period and, accordingly, receives an additional six months of severance.
(2)	Pursuant to the executive’s severance protection agreement, upon his termination of employment by the Company without cause, by the executive for good reason, or by reason of his death or disability, in each case within 24 months following a change in control, he would be entitled to a payment equal to the actual bonus paid to the executive with respect to the year prior to that in which the executive’s termination date occurs (in this case, 2014), prorated for the number of days the executive was employed during the year of such termination.

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(3)	Pursuant to the terms of the AIP, in the event of a change in control of our Company (as defined in the AIP), within 30 days thereafter, we will pay to each participant immediately prior to such change in control (regardless of whether such participant remains in the employ of our Company following the change in control) an award equal to his or her target incentive for the AIP plan cycle then underway (prorated to the date of the change in control). Outside the context of a change in control, participants are eligible to receive a pro rata portion of their award if their employment is terminated due to death, disability or retirement (at age 65, at age 55 with at least 10 years of service with the company, or earlier with prior approval of our Company).
(4)	Assumes that the executive is not self-employed or employed by another entity at the end of the Termination Benefits Period and, therefore, receives an additional six months of benefits continuation.
(5)	Reflects reimbursement of outplacement expenses and for tax and financial planning services. Note that, in certain circumstances, Mr. Wyatt would also be entitled to reimbursement for costs of relocation following a termination; however, estimates of these costs are not included in the amounts above.
(6)	Estimate of gross-up payment assumes acceleration of equity incentive awards, see below discussion under the heading “—Equity Incentive Awards.” Estimate of gross-up payment based on a 280G excise tax rate of 20%, a tax rate of 35% for federal, 1.45% for Medicare and an appropriate state tax rate.

SERP

Pursuant to the terms of the SERP, a participant generally will receive the full value of his account balance upon the participant’s termination or resignation for any reason once he is eligible for Retirement. Messrs. Edwards, Crenshaw and Drendel are vested in their SERP accounts and eligible for Retirement, so they would receive the amounts shown in the column of the Nonqualified Deferred Compensation table entitled “Aggregate balance at last fiscal year end” were their employment terminated for any reason on December 31, 2015.

Messrs. Karlsson and Wyatt are currently vested in their SERP accounts and, though they are not eligible for Retirement, pursuant to the 2011 amendment to the SERP, they are eligible to receive the full value of their SERP accounts upon any termination of employment, other than for cause. The value of their SERP accounts is based on an assumed effective date of December 31, 2015 shown in the column of the Nonqualified Deferred Compensation table entitled “Aggregate balance at last fiscal year end.”

Payment to the SERP participants generally occurs on the next following January 31 or July 31, except that payments resulting from termination following a change in control or terminations due to death or disability are paid as soon as practicable following such termination.

Equity Incentive Awards

The non-qualified option award agreements and the RSU award agreements under which the named executive officers received grants in February 2015 provide that all awards granted pursuant to those award agreements will become immediately vested and, in the case of option awards, become fully exercisable, in the event of any of the following:

•	the termination of a participant’s service due to death or disability,

•	a change in control of our Company in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, or

•	a change in control of our Company in which the awards are assumed or equitably converted, but the participant’s employment is terminated without “cause” or the participant resigns for “good reason” within two years following the change in control.

The PSU agreements under which the named executive officers received grants in February 2015 provide for similar treatment as described above for the options and RSUs, provided that if the participant’s death or disability occurs during the performance period, the PSUs will be prorated and

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will vest based on actual achievement over the performance period. In the event of a change in control of our Company in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, or a change in control of our Company in which the awards are assumed or equitably converted, but the participant’s employment is terminated without “cause” or the participant resigns for “good reason” within two years following the change in control, the PSUs will be prorated and will vest based on deemed performance against target if the change of control falls within the first half of the performance period , or based on the actual performance measured at the date of the change in control if the change in control falls within the second half of the performance period.

The following table presents the value (based on the Company’s closing stock price on December 31, 2015, or in the case of options, the excess, if any, of the closing price over the exercise price) of equity incentive awards that would become vested upon a termination due to death or disability, a change in control in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, or a change in control in which the awards are assumed or equitably converted but the participant’s employment is terminated without “cause” or the participant resigns for “good reason” within two years following the change in control, assuming that any such events had occurred on December 31, 2015. Where PSUs would become eligible to vest due to death or disability but would not actually become vested until the completion of the performance period, this table assumes target performance. To the extent actual performance varies, the actual awards vested could range from zero to 150% of the target presented below.

	Change in Control			Death or Disability
	Options ($)	PSU ($)	RSU ($)	Options ($)	PSU ($)	RSU ($)
Marvin S. Edwards, Jr.	—	524,648	1,049,296	—	1,049,296	1,049,296
Mark A. Olson	—	140,285	280,570	—	280,570	280,570
Randall W. Crenshaw	—	182,369	364,738	—	364,738	364,738
Peter U. Karlsson	—	100,997	201,994	—	201,994	201,994
Frank B. Wyatt, II	—	98,201	196,402	—	196,402	196,402
Frank M. Drendel	—	154,304	308,609	—	308,609	308,609

COMPENSATION OF DIRECTORS

Directors who are employees of our Company or Carlyle receive no additional compensation for their service on our Board of Directors or its committees. Effective October 1, 2015, we pay each non-employee director $85,000 per year for his or her service on our Board of Directors, payable quarterly, plus an additional $15,000 for serving as an audit committee member and an additional $10,000 for serving as a compensation committee or nominating committee member. In addition, the Audit Committee chairman receives $10,000 more per year for serving as such and the Compensation Committee chairman and the Nominating Committee chairman receive $7,500 and $5,000 more per year, respectively. Prior to October 1, 2015, we paid each non-employee director $75,000 per year for service on our Board of Directors, payable quarterly, plus an additional $10,000 per year for each committee of our Board of Directors he or she served on, and an additional $10,000 for the Audit Committee chairman. We also reimburse non-employee directors for reasonable out-of-pocket expenses in the performance of their duties as directors. Non-employee directors received equity-based awards, in the form of stock options (if granted prior to our IPO) or RSUs (if granted subsequent to our IPO) at the time of their election to our Board of Directors. In addition, effective October 1, 2015, our non-employee directors receive an annual grant of RSUs having a grant date value equal to $125,000 to be granted on the date of the annual stockholders’ meeting. Prior to October 1, 2015, non-

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employee directors received an annual grant of RSUs having a grant date value equal to $75,000, which were granted on October 25th of each year (subsequent to our IPO). On October 1, 2015, non-employee directors received a transitional grant of RSUs having a grant date value of approximately $62,500. The RSUs vest on the first anniversary of the grant date.

Annual Non-Employee Director Compensation
Basic Cash Retainer	$85,000
Supplemental Cash Retainer
Audit Committee Chair(1)	$25,000
Audit Committee Member	$15,000
Compensation Committee Chair(1)	$17,500
Compensation Committee Member	$10,000
Nominating Committee Chair(1)	$15,000
Nominating Committee Member	$10,000
Annual Stock Retainer(2)	$125,000

(1)    The chair of our Audit Committee, Compensation Committee, or Nominating Committee does not also receive the supplemental cash retainer as a member of such committee.

(2)    The number of RSUs granted as the annual stock retainer is determined based upon closing price of the underlying shares of our common stock on the date of grant.

In 2015, we provided the following compensation to our non-employee directors:

DIRECTOR COMPENSATION TABLE FOR 2015

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)(1)
Austin A. Adams	88,750	62,497	151,247
Stephen C. Gray	77,500	62,497	139,997
L. William Krause	90,000	62,497	152,497
Thomas J. Manning	88,750	62,497	151,247
Timothy T. Yates	98,750	62,497	161,247
(1)	We granted Messrs. Adams, Gray, Krause, Manning and Yates 2,077 RSUs which will vest October 1, 2016. As of December 31, 2015, Mr. Gray and Mr. Krause each held options to purchase 28,575 shares of our common stock which fully vested following the sale of shares by Carlyle in June 2015, which constituted a “liquidity event” for purposes of these options.

2016 Proxy Statement	67

EXECUTIVE COMPENSATION

DIRECTOR STOCK VESTED FOR 2015

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Austin A. Adams	6,369	170,798
Stephen C. Gray	3,287	105,644
L. William Krause	3,287	105,644
Thomas J. Manning	3,529	113,303
Timothy T. Yates	3,287	105,644

COMPENSATION-RELATED RISK ASSESSMENT

Our Compensation Committee, with the assistance of our management, through the human resources, finance and legal departments, has analyzed the potential risks arising from our compensation policies and practices, and has determined that there are no such risks that are reasonably likely to have a material adverse effect on us.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015, with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	7,458,198	$8.81	15,364,117
Equity compensation plans not approved by security holders	—	—	—
Total	7,458,198	$8.81	15,364,117

68	2016 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our capital stock to file reports of ownership and changes of ownership with the Commission and Nasdaq. Based on our records and other information, we believe that during the year ended December 31, 2015 all applicable Section 16(a) filing requirements were met in a timely fashion.

2016 Proxy Statement	69

STOCKHOLDER PROPOSALS FOR THE COMPANY’S 2017 ANNUAL MEETING

Stockholders who intend to present proposals at the 2017 Annual Meeting of Stockholders, or the “2017 Annual Meeting,” and who wish to have such proposals included in the proxy statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Corporate Secretary, CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, North Carolina 28602, and such notice must be received no later than November 17, 2016. Such proposals must meet the requirements set forth in the rules and regulations of the Commission, as well as the informational requirements and the other requirements related to stockholder proposals set forth in the Company’s Bylaws, in order to be eligible for inclusion in the Company’s proxy statement for its 2017 Annual Meeting.

Stockholders who wish to nominate directors or introduce an item of business at an annual meeting, without including such matters in the Company’s proxy statement, must comply with the informational requirements and the other requirements set forth in the Company’s Bylaws. Nominations or an item of business to be introduced at the 2017 Annual Meeting must be submitted in writing and received by the Company no earlier than January 6, 2017 and no later than February 6, 2017 (i.e., no more than 120 days and no less than 90 days prior to May 6, 2017, the first anniversary of the Annual Meeting). A copy of the Company’s Bylaws, which sets forth the informational requirements and other requirements, can be obtained from the Corporate Secretary of the Company.

70	2016 Proxy Statement

AVAILABLE INFORMATION

Our website (www.commscope.com) contains our Code of Conduct that applies to all of our directors, executive officers and senior financial and accounting officers, our Code of Ethics and Business Conduct that applies to all of our employees (including any subsequent amendments thereto or waivers therefrom), our Corporate Governance Guidelines and the charters of our Nominating, Audit and Compensation Committees, each of which can be downloaded free of charge.

Printed copies of our Code of Conduct, Code of Ethics and Business Conduct, Corporate Governance Guidelines and charters of our Nominating, Audit and Compensation Committees and any of our reports on Form 10-K, Form 10-Q and Form 8-K and all amendments to those reports, can also be obtained free of charge (other than a reasonable duplicating charge for exhibits to our reports on Form 10-K, Form 10-Q and Form 8-K) by any stockholder who requests them from our Investor Relations Department:

Investor Relations

CommScope Holding Company, Inc.

1100 CommScope Place, SE

Hickory, North Carolina 28602

U.S.A.

Phone: (828) 324-2200

E-mail: investor.relations@commscope.com

2016 Proxy Statement	71

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filings by CommScope under the Securities Act or the Exchange Act, the sections of this Proxy Statement entitled “Audit Committee Report” and “Compensation Committee Report” do not constitute soliciting material and should not be deemed filed with the Commission or incorporated by reference into any other filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate them by reference into such filing.

The information on our website, www.commscope.com, is not, and should not be deemed to be, a part of this Proxy Statement, or incorporated into any other filings we make with the Commission.

72	2016 Proxy Statement

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 6, 2016

The Proxy Statement and Annual Report are available at

http://ir.commscope.com/annuals.cfm

BY ORDER OF THE BOARD OF DIRECTORS

Frank B. Wyatt, II

Secretary

March 17, 2016

Hickory, North Carolina

2016 Proxy Statement	73

APPENDIX A

COMMSCOPE HOLDING COMPANY, INC.

AMENDED AND RESTATED

2013 LONG-TERM INCENTIVE PLAN

(Approved by the Compensation Committee

of the Board of Directors on February 17, 2016)

2016 Proxy Statement	A-1

APPENDIX A

COMMSCOPE HOLDING COMPANY, INC.

AMENDED AND RESTATED

2013 LONG-TERM INCENTIVE PLAN

ARTICLE 1	PURPOSE	A-3
1.1	General	A-3
1.2	History	A-3

ARTICLE 2	DEFINITIONS	A-3
2.1	Definitions	A-3

ARTICLE 3	EFFECTIVE TERM OF PLAN	A-8
3.1	Effective Date	A-8
3.2	Term of Plan	A-8

ARTICLE 4	ADMINISTRATION	A-8
4.1	Committee	A-8
4.2	Actions and Interpretations by the Committee	A-9
4.3	Authority of Committee	A-9
4.4	Delegation	A-10
4.5	Indemnification	A-10

ARTICLE 5	SHARES SUBJECT TO THE PLAN	A-10
5.1	Number of Shares	A-10
5.2	Share Counting	A-11
5.3	Stock Distributed	A-11
5.4	Limitation on Awards	A-11

ARTICLE 6	ELIGIBILITY	A-12
6.1	General	A-12

ARTICLE 7	STOCK OPTIONS	A-12
7.1	General	A-12
7.2	Incentive Stock Options	A-13

ARTICLE 8	STOCK APPRECIATION RIGHTS	A-13
8.1	Grant of Stock Appreciation Rights	A-13

ARTICLE 9	RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS	A-14
9.1	Grant of Restricted Stock, Restricted Stock Units and Deferred Stock Units	A-14
9.2	Issuance and Restrictions	A-14
9.3	Dividends on Restricted Stock	A-14
9.4	Forfeiture	A-14
9.5	Delivery of Restricted Stock	A-14

ARTICLE 10	PERFORMANCE AWARDS	A-14
10.1	Grant of Performance Awards	A-14
10.2	Performance Goals	A-15

ARTICLE 11	QUALIFIED STOCK-BASED AWARDS	A-15
11.1	Options and Stock Appreciation Rights	A-15
11.2	Other Awards	A-15
11.3	Performance Goals	A-16
11.4	Inclusions and Exclusions from Performance Criteria	A-16

11.5	Certification of Performance Goals	A-17
11.6	Award Limits	A-17

ARTICLE 12	DIVIDEND EQUIVALENTS	A-17
12.1	Grant of Dividend Equivalents	A-17

ARTICLE 13	STOCK OR OTHER STOCK-BASED AWARDS	A-18
13.1	Grant of Stock or Other Stock-Based Awards	A-18

ARTICLE 14	PROVISIONS APPLICABLE TO AWARDS	A-18
14.1	Award Certificates	A-18
14.2	Form of Payment of Awards	A-18
14.3	Limits on Transfer	A-18
14.4	Beneficiaries	A-18
14.5	Stock Trading Restrictions	A-19
14.6	Acceleration upon Death or Disability	A-19
14.7	Effect of a Change in Control	A-19
14.8	Acceleration for Any Other Reason	A-20
14.9	Forfeiture Events	A-20
14.10	Substitute Awards	A-21

ARTICLE 15	CHANGES IN CAPITAL STRUCTURE	A-21
15.1	Mandatory Adjustments	A-21
15.2	Discretionary Adjustments	A-21
15.3	General	A-22

ARTICLE 16	AMENDMENT, MODIFICATION AND TERMINATION	A-22
16.1	Amendment, Modification and Termination	A-22
16.2	Awards Previously Granted	A-22
16.3	Compliance Amendments	A-23

ARTICLE 17	GENERAL PROVISIONS	A-23
17.1	Rights of Participants	A-23
17.2	Withholding	A-23
17.3	Special Provisions Related to Section 409A of the Code	A-24
17.4	Unfunded Status of Awards	A-25
17.5	Relationship to Other Benefits	A-25
17.6	Expenses	A-25
17.7	Titles and Headings	A-26
17.8	Gender and Number	A-26
17.9	Fractional Shares	A-26
17.10	Government and Other Regulations	A-26
17.11	Governing Law	A-26
17.12	Severability	A-26
17.13	No Limitations on Rights of Company	A-26

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APPENDIX A

COMMSCOPE HOLDING COMPANY, INC.

AMENDED AND RESTATED

2013 LONG-TERM INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1. GENERAL. The purpose of the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of CommScope Holding Company, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

1.2 HISTORY. The Plan was originally adopted by the Board on October 4, 2013, and was approved by the controlling stockholder of the Company on October 4, 2013, in connection with the Company’s initial public offering. The Plan was amended and restated by the Compensation Committee of the Board on February 17, 2016.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d) “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, consulting, severance or similar agreement, if any,

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APPENDIX A

between such Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: (i) the commission of any act by the Participant constituting financial dishonesty against the Company or any of its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Participant’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which would: (A) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective then-current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (B) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the willful and repeated failure by the Participant to follow the lawful directives of the Board or the Participant’s supervisor; (iv) any material misconduct, material violation of the Company’s written policies, or willful and deliberate non-performance of duty by the Participant in connection with the business affairs of the Company or any of its Affiliates; or (v) the Participant’s material breach of any employment, severance, non-competition, non-solicitation, confidential information, or restrictive covenant agreement (including any Ownership of Work Product Acknowledgement), or similar agreement, with the Company or an Affiliate. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(g) “Change in Control” means and includes the occurrence of any one of the following events but shall specifically exclude a Public Offering:

(i) during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any Person, other than a Principal Stockholder or an Underwriter, becomes a Beneficial Owner, directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly (or indirectly through Underwriters) from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an

A-4	2016 Proxy Statement

APPENDIX A

“Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 35% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i) “Committee” means the committee of the Board described in Article 4.

(j) “Company” means CommScope Holding Company, Inc., a Delaware corporation, or any successor corporation.

(k) “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for

2016 Proxy Statement	A-5

APPENDIX A

purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(l) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3)

(m) “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(n) “Disability” of a Participant means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(o) “Dividend Equivalent” means a right granted with respect to an Award pursuant to Article 12.

(p) “Effective Date” has the meaning assigned such term in Section 3.1.

(q) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(r) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(s) “Fair Market Value,” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(t) “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(u) “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.

(v) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

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APPENDIX A

(w) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(x) “Independent Directors” means those members of the Board who qualify at any given time as an “independent” director under the applicable rules of each Exchange on which the Shares are listed, and as a “non-employee” director under Rule 16b-3 of the 1934 Act.

(y) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(z) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(aa) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(bb) “Other Stock-Based Award” means a right, granted to a Participant under Article 13 that relates to or is valued by reference to Stock or other Awards relating to Stock.

(cc) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(dd) “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(ee) “Performance Award” means any award granted under the Plan pursuant to Article 10.

(ff) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(gg) “Plan” means the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan, as amended from time to time.

(hh) “Principal Stockholder” means Carlyle-CommScope Holdings, L.P. (the “LP”), a Delaware limited partnership, or any subsidiary or parent thereof, or any entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the LP.

(ii) “Public Offering” means a public offering of any class or series of the Company’s equity securities pursuant to a registration statement filed by the Company under the 1933 Act.

(jj) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(kk) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(ll) “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(mm) “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

2016 Proxy Statement	A-7

APPENDIX A

(nn) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(oo) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 14), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.

(pp) “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder.

(qq) “Stock” means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(rr) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(ss) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(tt) “Underwriter” means a broker, underwriter or financial institution that acquires such shares as part of a firm commitment or similar underwriting or distribution process pursuant to which the subject shares of stock are being held for further distribution.

(uu) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(vv) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. Subject to the approval of the Plan by the Company’s stockholders within 12 months after the Plan’s adoption by the Board, the Plan will become effective on the date that it is adopted by the Board (the “Effective Date”).

3.2. TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the stockholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Any director appointed to serve on the Committee who is not an Independent Director shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are

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APPENDIX A

persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties and shall be given the maximum deference permitted by applicable law. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3. AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:

(a) grant Awards;

(b) designate Participants;

(c) determine the type or types of Awards to be granted to each Participant;

(d) determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) determine the terms and conditions of any Award granted under the Plan;

(f) prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g) decide all other matters that must be determined in connection with an Award;

(h) establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(i) make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(j) amend the Plan or any Award Certificate as provided herein; and

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(k) adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors hereunder shall (i) be subject to the applicable award limits set forth in Sections 5.1 and 5.4 hereof, and (ii) be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time that is approved and administered by the Board or the Committee. The Committee may not make other discretionary grants hereunder to Non-Employee Directors.

4.4. DELEGATION. The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time, or Amended and Restated Bylaws, as amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 18,565,383. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 18,565,383.

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5.2. SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a) To the extent that all or a portion of an Award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based and/or performance-based vesting requirements, any unissued or forfeited Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b) Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c) The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(d) The full number of Shares subject to a SAR shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of Shares actually delivered upon exercise).

(e) Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

(f) Substitute Awards granted pursuant to Section 14.10 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(g) Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):

(a) Options. The maximum number of Options granted under the Plan in any calendar year to any one Participant shall be for 8,000,000 Shares.

(b) SARs. The maximum number of Stock Appreciation Rights granted under the Plan in any calendar year to any one Participant shall be with respect to 8,000,000 Shares.

(c) Performance Awards. With respect to any one calendar year (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares shall be $10,000,000 and (ii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock shall be 4,000,000 Shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of Shares deemed paid with respect to any one calendar year is the total amount payable or Shares earned for the performance period divided by the number of calendar year periods in the performance period.

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(d) Awards to Non-Employee Directors. With respect to any one calendar year, the aggregate compensation that may be granted to any non-employee director, including all meeting fees, cash retainers and retainers granted in the form of Awards, shall not exceed $1,000,000, or $2,000,000 in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of Awards will determined based on the aggregate Grant Date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.10) shall not be less than the Fair Market Value as of the Grant Date.

(b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option

(c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made in, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

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(e) EXERCISE TERM. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f) NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g) NO DIVIDEND EQUIVALENTS. No Option shall provide for Dividend Equivalents.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, without the prior approval of stockholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the base price of the original SAR, or otherwise, and (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d) NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e) NO DIVIDEND EQUIVALENTS. No SAR shall provide for Dividend Equivalents.

(f) OTHER TERMS. All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.

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ARTICLE 9

RESTRICTED STOCK, RESTRICTED STOCK UNITS

AND DEFERRED STOCK UNITS

9.1. GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2. ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3 DIVIDENDS ON RESTRICTED STOCK. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof), or (iii) in the case of Restricted Stock that is not subject to performance-based vesting, will be paid or distributed to the Participant as accrued (in which case, such dividends must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to stockholders, or (B) the first calendar year in which the Participant’s right to such dividends is no longer subject to a substantial risk of forfeiture).

9.4. FORFEITURE. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

PERFORMANCE AWARDS

10.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and

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conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee, which for Options or SARs may include payment equal to the excess of the Fair Market Value of the underlying stock, as of the date of such promotion, demotion or transfer, over the exercise or base price of the Award. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the proposed modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1. OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

11.2. OTHER AWARDS. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department, function or business unit within the Company or an Affiliate:

•	Revenue (total revenue or other revenue measures)

•	Sales

•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other profit measures, before or after tax)

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•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

•	Income (before or after taxes, operating income or other income measures)

•	Cash (cash flow, cash generation or other cash measures)

•	Stock price or performance

•	Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

•	Economic value added or stockholder value added

•	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, investments or sales)

•	Market share or position

•	Improvements in capital structure

•	Expenses (expense management, expense ratio, expense efficiency ratios or other cost or expense measures)

•	Business expansion (acquisitions)

•	Internal rate of return or increase in net present value

•	Productivity measures

•	Cost reduction measures

•	Strategic plan development and implementation

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

11.3. PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established,

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that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) unusual or infrequently occurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncements thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific, unusual or nonrecurring events, or objectively determinable category thereof, including discontinued operations or changes in the Company’s fiscal year; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6. AWARD LIMITS. Section 5.4 sets forth, with respect to any one calendar year period, (i) the maximum number of time-vesting Options or SARs that may be granted to any one Participant, (ii) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares, and (iii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Awards, will be paid or distributed to the Participant as accrued (in which case, such Dividend Equivalents must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to stockholders, or (B) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture).

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ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value per Share (or net asset value per Share) or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

14.2. FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

14.3. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.4. BENEFICIARIES. Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

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14.5. STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any Exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.6. ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability:

(i) each of that Participant’s outstanding Options and SARs, or the portions of such outstanding Options and SARs, as applicable, that are solely subject to time-based vesting requirements shall become vested and fully exercisable as of the date of termination;

(ii) each of that Participant’s other outstanding Awards, or the portions of such other outstanding Awards, as applicable, that are solely subject to time-based vesting restrictions shall become vested, and such restrictions shall lapse as of the date of termination; and

(iii) each of that Participant’s outstanding Options, SARs and other Awards, or the portions of such outstanding Options, SARs and other Awards, as applicable, that are solely subject to performance-vesting requirements or restrictions (the “Performance-Vesting Awards”) shall be prorated by multiplying the number of shares or units underlying such Performance-Vesting Award by a fraction, the numerator of which is the number of days elapsed from the commencement of the applicable performance period through the date of termination, and the denominator of which is the number of days in such performance period (each a “Prorated Portion”). The Prorated Portion shall not expire on account of the Participant’s termination and shall remain eligible to vest based upon actual performance over the applicable performance period, as provided in the Award Certificate or other special Plan document governing the Award. The remainder of each Performance-Vesting Award (the non-Prorated Portion) shall be forfeited and canceled as of the date of termination.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.7. EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 14.7 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if

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APPENDIX A

the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of employment (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, subject to Section 17.3, there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.8. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 14.6 or 14.7 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.8. Notwithstanding anything in the Plan, including this Section 14.8, the Committee may not accelerate the payment of any Award if such acceleration would violate Section 409A(a)(3) of the Code.

14.9. FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to,

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APPENDIX A

(i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

14.10. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Section 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and Section 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2 DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Stock, as of a specified date associated with the transaction (or the per-shares transaction price), over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

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APPENDIX A

15.3 GENERAL. Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, would constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Except for any mandatory adjustments to the Plan and Awards contemplated by Section 15.1, without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.

16.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company;

(c) Except as otherwise provided in Article 15, without the prior approval of the stockholders of the Company: (i) the exercise price or base price of an Option or SAR may not be reduced, directly or indirectly, (ii) an Option or SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.

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An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3. COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17

GENERAL PROVISIONS

17.1. RIGHTS OF PARTICIPANTS.

(a) No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b) Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c) Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

(d) No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any

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APPENDIX A

greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3. SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a) General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b) Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not affect the dollar amount or prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the non-409A-conforming event.

(c) Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the CEO or the Committee, in the case of executive officers and directors, or the Head of Human Resources, in the case of Participants other than executive officers and directors) shall determine which Awards or portions thereof will be subject to such exemptions.

(d) Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee, then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service

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APPENDIX A

will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and

(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

(e) Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f) Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (d) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(g) Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. Section 1.409A-3(j)(4).

17.4. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

17.5. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.6. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

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APPENDIX A

17.7. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.8. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.9. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.10. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.11. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

17.12. SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

17.13. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate

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APPENDIX A

purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

*******************

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APPENDIX A

The foregoing is hereby acknowledged as being the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan, which was amended and restated by the Compensation Committee of the Board effective as of February 17, 2016.

COMMSCOPE HOLDING COMPANY, INC.

By: /s/ Frank B. Wyatt, II

Its: Senior Vice President

A-28	2016 Proxy Statement

COMMSCOPE®
1100 CommScope Place, SE • Hickory, NC 28602 • Phone: +1 828.324.2200 • www.commscope.com
© 2016 CommScope, Inc. All Rights Reserved.
All trademarks identified by ® or ™ are registered trademarks or trademarks, respectively, of CommScope, Inc.

ANNUAL MEETING OF SHAREHOLDERS OF

COMMSCOPE HOLDING COMPANY, INC.

May 6, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://ir.commscope.com/annuals.cfm

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

¢ 20433030000000000000 2	050616

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED,

AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN

1. Election of Directors:				2.	Advisory vote to approve the compensation paid to our named executive officers.	☐	☐	☐
		NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Austin A. Adams O Marvin (Eddie) S. Edwards, Jr. O Claudius (Bud) E. Watts IV O Timothy T. Yates		3.	Approve limits on non-employee director compensation and material terms of the performance goals included in the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan.	☐	☐	☐
				4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016.	☐	☐	☐
				NOTE: To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.
				This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposals 2, 3 and 4.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: ■

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ANNUAL MEETING OF SHAREHOLDERS OF

COMMSCOPE HOLDING COMPANY, INC.

May 6, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

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IN PERSON - You may vote your shares in person by attending the Annual Meeting.

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COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://ir.commscope.com/annuals.cfm
i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢ 20433030000000000000 2	050616

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED,

AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN

1. Election of Directors:				2.	Advisory vote to approve the compensation paid to our named executive officers.	☐	☐	☐
		NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Austin A. Adams O Marvin (Eddie) S. Edwards, Jr. O Claudius (Bud) E. Watts IV O Timothy T. Yates		3.	Approve limits on non-employee director compensation and material terms of the performance goals included in the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan.	☐	☐	☐
				4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016.	☐	☐	☐
				NOTE: To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposals 2, 3 and 4.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: ■

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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COMMSCOPE HOLDING COMPANY, INC.

Proxy for Annual Meeting of Shareholders on May 6, 2016

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Mark A. Olson and Frank B. Wyatt, II, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of CommScope Holding Company, Inc., to be held May 6, 2016 at 1:30 p.m. EDT at JPMorgan Chase & Co., 270 Park Avenue, 2nd Floor Conference Center, New York, NY 10017, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

¢ 1.1	14475 ¢